UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-8411
                                  ----------------------------------------------

                              James Advantage Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                  1349 Fairground Road, Beavercreek, Ohio 45385
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                  Barry R. James, P.O. Box 8, Alpha, Ohio 45301
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (937) 426-7640
                                                   -----------------------------

Date of fiscal year end:   6/30
                        ----------

Date of reporting period:  06/30/08
                         ------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.   Reports to Stockholders.

                                  Annual Report


                                                                   -------------
                                                                   June 30, 2008
                                                                   -------------


------------------------------
James Balanced:
Golden Rainbow Fund

James Small Cap Fund

James Market Neutral Fund

James Equity Fund

James Mid Cap Fund
------------------------------

[LOGO] JAMES
       ADVANTAGE
       FUNDS

Advised by James Investment Research, Inc.

937 - 426 -7640

www.jamesfunds.com

LETTER TO SHAREHOLDERS
OF THE JAMES ADVANTAGE FUNDS
--------------------------------------------------------------------------------

The last year has been a stressful time for investors. The stock market peaked out in October and has experienced several deep downturns. Our 2007 annual report correctly warned "We believe a significant correction in stock prices is likely over the coming year." We said this in part because we saw the ripple effects of the sub prime crisis spreading to individuals, the economy and to corporate earnings. In spite of this challenging environment, we are pleased to present this year's Annual Report to the James Advantage Funds' shareholders.

The Market Over the Past Year

Commonly used as a barometer of the stock market, the S&P 500 fell by 13.12% over the twelve months ending June 30, 2008, a very disturbing correction. The Dow Jones Industrials fell a bit more, 13.26% while smaller capitalization stocks, represented by the Russell 2000, fell even more, 16.19%. Equally disturbing, financially laden value indexes, like the Russell 1000 Value and Russell 2000 Value, fell 18.78% and 21.61%, respectively. Major stock indexes provided no place to hide.

Energy stocks, basic materials and agricultural stocks were especially strong over this time period as rising oil and commodity prices spurred buying. As we spoke of last year, financial companies with exposure to the ripples of the sub prime mortgage crisis saw their earnings plummet and prices drop considerably, many over 50 percent. U.S. automobile producers and home builders also continued to suffer.

The bond markets were a bright spot over the twelve months ending June 30, 2008. The Lehman Intermediate Gov/Credit Index, a broad measure of high grade U.S. fixed income securities, returned 7.39%. Except for a recent correction in bond prices, they had made pretty steady progress throughout the year. At their low, the 10 year treasury yield fell to 3.34%, a significant drop from the 5.03% yield they started the fiscal year. The weakness in financial institutions and recession worries pushed yields down in spite of higher oil and food prices.

Investment Goals and Objectives

James Investment Research has a long history of value investing and we do not drift from our style because the markets are temporarily moving in one direction or another. We believe that value investing will outperform over the long run and that value stocks will hold up better than growth or speculative stocks in difficult markets.

The objectives of our Funds are stated in the Prospectus, but each Fund has a benchmark that the portfolio management team strives to beat. This is not always going to happen, but if we can outperform over the long run without deviating from our stated objectives and style, we believe we will be serving our shareholders well.

Investment Philosophy

We believe our research team is among the best in the business. We have a very sophisticated process that is both quantitative and qualitative. We have an investment committee that adds wisdom and experience to the quantitative work and we have evolved a process that we believe is unparalleled in our profession. However, all this is built on a strong foundation of value investing. All the modeling and all the fundamental analysis is premised on our conclusion that the preponderance of evidence shows value stocks outperform growth stocks over the long run.

We believe that by preserving capital in declining markets and by holding undervalued stocks we can accomplish what our clients and shareholders want, consistent returns that will outperform the benchmarks.

Fund Performance

No style or discipline will outperform in every time period, and the James Advantage Funds won't either. During a major downturn, a value approach will often outperform but this isn't always true. In the last twelve months value indexes actually fell more than growth indexes. Many investors were holding on to the companies that they hoped would continue to grow steadily. In addition, value indexes had many financial stocks, which fell dramatically. In spite of the bias against value investors, most of our Funds outperformed their benchmarks.

The Market Neutral Fund rose by 2.60% for the fiscal year ended June 30, 2008. Because the Fund is a long/short fund, attempting to remove market risk and focus only on the relative attractiveness of individual stocks, it is the most sensitive to our focus on value investing. While value investing was out of style, we avoided a heavy concentration in financial stocks in our long portfolio. This helped us produce positive returns in an unfavorable period. The Fund's benchmark, the 90 day Treasury Bill, is free of market risk, and returned 3.62%.

The James Small Cap Fund fell 18.03% over its fiscal year, trailing its benchmark, the Russell 2000, as that index fell 16.19%. As previously mentioned, the Russell 2000 Value index fell 21.63%. Even within the Russell 2000, the larger the stock, the better the typical performance. We have stayed true to our discipline, holding small and in some cases very small stocks. Our Fund was helped by a lower position in financial stocks but was hurt because our heavier position in energy stocks did not perform well.

The James Equity Fund fell by 12.20% over the fiscal year, which beat its benchmark, the S&P 500, which fell by 13.12%. This Fund is an all capitalization fund, but we did overweight large cap stocks. This helped to offset some of the downturn, since smaller cap stocks fell more than larger cap stocks. Once again, our low weighting in finance stocks helped while our energy picks underperformed.

Over the twelve months ending June 30, 2008, the Balanced Golden Rainbow returned 2.76%. The S&P 500 fell 13.12%, while the balanced blend benchmark (The S&P 500, the Russell 2000 and the Lehman Intermediate Gov/Credit Bond Index) fell 3.87%. The balanced blend more closely approximates the Fund's holdings. The Fund took a defensive position most of the year, holding lower than normal equity levels and higher than normal bond positions. We also actively managed the bonds, extending maturities at a good time last fall. Our research and active management led to solid results.

Our newest Fund, the James Mid Cap Fund, had another year of beating its benchmark. In its second complete year the Fund fell 8.61% while S&P Mid Cap 400/Citigroup Value Index fell 13.05%. Strong performance in our industrial and basic material stocks helped the portfolio. In addition, our lower holdings in finance stocks once again proved timely. We are confident that this market niche will be rewarding to investors who are in for the long run.

Please see the following charts for longer term comparisons for all our Funds.

Expectations for the Future

We believe the U.S. economy and a number of foreign economies are slipping into recessionary trends. The collapse of the housing market both here and abroad has led to many problems for financial institutions. Their losses have led to a major curtailment of funds for loans. While the Federal Reserve has lowered interest rates, the money supply, as measured by M1, has actually shrunk in the last year.

Consumer confidence has been in the doldrums as higher food and energy prices have coincided with higher unemployment and falling home prices. This adds to the difficulties for our economy and stock market. We expect the market to make its way lower as earnings remain weak. While it should have intermittent rallies, we believe the market will move lower before a new bull market starts. We think there will be a great buying opportunity at the market lows. This ultimate low will be marked by low valuations on stocks and extreme pessimism.

Until that time, we will make a strong effort to use the opportunities that arise to try to produce solid results. While we don't know the date for this market bottom, we will depend on our research, as we have in the past.


/s/ Barry R. James
Barry R. James, CFA, CIC
President

        Comparison of the Change in Value of a $10,000 Investment in the James Balanced: Golden Rainbow Fund, Standard & Poor's 500 Index
                         and a Blended 25/25/50 Index(A)

--------------------------------------------------------------------------------
                       James Balanced: Golden Rainbow Fund
                          Average Annual Total Returns

             1 Year                 10 Years                5 Years
              2.76%                   9.36%                  7.15%
--------------------------------------------------------------------------------

                                  [LINE CHART]

       James Balanced:                                       Standard & Poor's
     Golden Rainbow Fund       Blended 25/25/50 Index            500 Index

        DATE     BALANCE            DATE     BALANCE            DATE    BALANCE
    06/30/98      10,000        06/30/98      10,000        06/30/98     10,000
    09/30/98       9,842        09/30/98       9,471        09/30/98      9,005
    12/31/98      10,771        12/31/98      10,350        12/31/98     10,923
    03/31/99      10,604        03/31/99      10,328        03/31/99     11,467
    06/30/99      10,797        06/30/99      10,882        06/30/99     12,276
    09/30/99      10,760        09/30/99      10,587        09/30/99     11,509
    12/31/99      11,139        12/31/99      11,456        12/31/99     13,222
    03/31/00      11,301        03/31/00      11,856        03/31/00     13,525
    06/30/00      11,335        06/30/00      11,773        06/30/00     13,166
    09/30/00      11,678        09/30/00      11,955        09/30/00     13,038
    12/31/00      11,649        12/31/00      11,744        12/31/00     12,018
    03/31/01      11,410        03/31/01      11,397        03/31/01     10,593
    06/30/01      11,600        06/30/01      12,005        06/30/01     11,212
    09/30/01      11,532        09/30/01      11,169        09/30/01      9,566
    12/31/01      11,946        12/31/01      12,040        12/31/01     10,589
    03/31/02      12,210        03/31/02      12,164        03/31/02     10,618
    06/30/02      12,221        06/30/02      11,701        06/30/02      9,195
    09/30/02      11,656        09/30/02      10,789        09/30/02      7,606
    12/31/02      11,851        12/31/02      11,294        12/31/02      8,248
    03/31/03      11,605        03/31/03      11,162        03/31/03      7,988
    06/30/03      12,753        06/30/03      12,376        06/30/03      9,218
    09/30/03      13,194        09/30/03      12,742        09/30/03      9,462
    12/31/03      14,011        12/31/03      13,584        12/31/03     10,614
    03/31/04      14,473        03/31/04      14,023        03/31/04     10,794
    06/30/04      14,451        06/30/04      13,923        06/30/04     10,979
    09/30/04      14,896        09/30/04      13,953        09/30/04     10,774
    12/31/04      15,829        12/31/04      14,787        12/31/04     11,768
    03/31/05      16,068        03/31/05      14,447        03/31/05     11,516
    06/30/05      16,556        06/30/05      14,843        06/30/05     11,673
    09/30/05      17,033        09/30/05      15,116        09/30/05     12,094
    12/31/05      17,156        12/31/05      15,281        12/31/05     12,346
    03/31/06      17,600        03/31/06      15,933        03/31/06     12,866
    06/30/06      17,632        06/30/06      15,693        06/30/06     12,680
    09/30/06      17,909        09/30/06      16,184        09/30/06     13,399
    12/31/06      18,512        12/31/06      16,893        12/31/06     14,297
    03/31/07      18,842        03/31/07      17,139        03/31/07     14,389
    06/30/07      19,416        06/30/07      17,587        06/30/07     15,292
    09/30/07      19,793        09/30/07      17,799        09/30/07     15,603
    12/31/07      20,108        12/31/07      17,710        12/31/07     15,083
    03/31/08      19,754        03/31/08      17,105        03/31/08     13,658
    06/30/08      19,950        06/30/08      16,906        06/30/08     13,285

--------------------------------------------------------------------------------
The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2007, was 1.22%. For the year ended June 30, 2008, the actual total annual operating expense ratio was 1.21%.
--------------------------------------------------------------------------------

(A) The Blended Index is comprised of a 25% weighting in the Standard & Poor's 500 Index, a 25% weighting in the Russell 2000 Index and a 50% weighting in the Lehman Brothers Intermediate Government/Credit Index.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

          Comparison of the Change in Value of a $10,000 Investment in the James Small Cap Fund and Russell 2000 Index

--------------------------------------------------------------------------------
                          James Small Cap Fund Average
                              Annual Total Returns

               1 Year               5 Years              Since Inception(A)
              (18.03%)               10.28%                     8.51%
--------------------------------------------------------------------------------

                                  [LINE CHART]

      James Small Cap Fund                             Russell 2000 Index

        DATE       BALANCE                             DATE       BALANCE
    10/02/98        10,000                         10/02/98        10,000
    12/31/98        11,314                         12/31/98        12,078
    03/31/99        10,114                         03/31/99        11,423
    06/30/99        11,874                         06/30/99        13,200
    09/30/99         9,884                         09/30/99        12,365
    12/31/99        10,134                         12/31/99        14,646
    03/31/00         9,824                         03/31/00        15,683
    06/30/00        10,614                         06/30/00        15,090
    09/30/00        10,514                         09/30/00        15,257
    12/31/00        10,645                         12/31/00        14,203
    03/31/01        10,064                         03/31/01        13,278
    06/30/01        11,035                         06/30/01        15,176
    09/30/01         9,724                         09/30/01        12,021
    12/31/01        11,217                         12/31/01        14,556
    03/31/02        12,299                         03/31/02        15,135
    06/30/02        12,098                         06/30/02        13,872
    09/30/02        10,717                         09/30/02        10,903
    12/31/02        10,949                         12/31/02        11,575
    03/31/03        10,859                         03/31/03        11,055
    06/30/03        13,575                         06/30/03        13,644
    09/30/03        14,303                         09/30/03        14,883
    12/31/03        16,823                         12/31/03        17,044
    03/31/04        18,751                         03/31/04        18,111
    06/30/04        18,933                         06/30/04        18,196
    09/30/04        18,102                         09/30/04        17,676
    12/31/04        21,228                         12/31/04        20,166
    03/31/05        20,491                         03/31/05        19,089
    06/30/05        21,848                         06/30/05        19,914
    09/30/05        23,124                         09/30/05        20,848
    12/31/05        22,823                         12/31/05        21,083
    03/31/06        25,470                         03/31/06        24,022
    06/30/06        25,254                         06/30/06        22,816
    09/30/06        24,744                         09/30/06        22,917
    12/31/06        25,674                         12/31/06        24,956
    03/31/07        25,800                         03/31/07        25,443
    06/30/07        27,015                         06/30/07        26,568
    09/30/07        25,464                         09/30/07        25,747
    12/31/07        24,094                         12/31/07        24,570
    03/31/08        22,056                         03/31/08        22,138
    06/30/08        22,142                         06/30/08        22,266

--------------------------------------------------------------------------------
The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2007, was 1.52%. For the year ended
June 30, 2008, the actual total annual operating expense ratio was 1.52%.
--------------------------------------------------------------------------------

(A) Fund inception was October 2, 1998.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

          Comparison of the Change in Value of a $10,000 Investment in the James Market Neutral Fund and 90-Day U.S. Treasury Bill Index

--------------------------------------------------------------------------------
                            James Market Neutral Fund
                          Average Annual Total Returns

                1 Year                5 Years          Since Inception(A)
                2.60%                  5.61%                  3.52%
--------------------------------------------------------------------------------

                                  [LINE CHART]

         James Market Neutral Fund                  90-Day Treasury Bill Index

          DATE             BALANCE                   DATE              BALANCE
      10/02/98              10,000               10/02/98               10,000
      12/31/98              10,195               12/31/98               10,108
      03/31/99               9,804               03/31/99               10,215
      06/30/99               9,426               06/30/99               10,335
      09/30/99               9,279               09/30/99               10,465
      12/31/99               9,090               12/31/99               10,596
      03/31/00               9,685               03/31/00               10,744
      06/30/00              10,087               06/30/00               10,906
      09/30/00              10,710               09/30/00               11,071
      12/31/00              10,574               12/31/00               11,251
      03/31/01              10,595               03/31/01               11,420
      06/30/01              10,770               06/30/01               11,548
      09/30/01              10,764               09/30/01               11,673
      12/31/01              10,749               12/31/01               11,748
      03/31/02              11,156               03/31/02               11,798
      06/30/02              11,529               06/30/02               11,852
      09/30/02              11,850               09/30/02               11,906
      12/31/02              10,921               12/31/02               11,957
      03/31/03              11,220               03/31/03               11,993
      06/30/03              10,653               06/30/03               12,033
      09/30/03              11,006               09/30/03               12,063
      12/31/03              11,273               12/31/03               12,094
      03/31/04              11,786               03/31/04               12,123
      06/30/04              11,776               06/30/04               12,152
      09/30/04              12,075               09/30/04               12,196
      12/31/04              12,246               12/31/04               12,255
      03/31/05              13,069               03/31/05               12,325
      06/30/05              13,112               06/30/05               12,413
      09/30/05              13,191               09/30/05               12,516
      12/31/05              13,219               12/31/05               12,631
      03/31/06              13,196               03/31/06               12,760
      06/30/06              13,760               06/30/06               12,908
      09/30/06              13,504               09/30/06               13,079
      12/31/06              13,162               12/31/06               13,243
      03/31/07              13,214               03/31/07               13,409
      06/30/07              13,644               06/30/07               13,580
      09/30/07              13,745               09/30/07               13,761
      12/31/07              14,033               12/31/07               13,906
      03/31/08              13,873               03/31/08               14,029
      06/30/08              13,997               06/30/08               14,073

--------------------------------------------------------------------------------
The total annual operating expense ratio, including dividend expense on securities sold short, as stated in the fee table of the most recent prospectus, dated November 1, 2007, was 2.29%. For the year ended June 30, 2008, the actual total annual operating expense ratio, including dividend expense on securities sold short, was 2.85%.
--------------------------------------------------------------------------------

(A) Fund inception was October 2, 1998.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

          Comparison of the Change in Value of a $10,000 Investment in the James Equity Fund and Standard & Poor's 500 Index

--------------------------------------------------------------------------------
                                James Equity Fund
                          Average Annual Total Returns

          1 Year                 5 Years               Since Inception(A)
         (12.20%)                 11.98%                      1.07%
--------------------------------------------------------------------------------

                                  [LINE CHART]

            James Equity Fund                Standard & Poor's 500 Index

           DATE       BALANCE                         DATE       BALANCE
       11/01/99        10,000                     11/01/99        10,000
       12/31/99        12,260                     12/31/99        10,804
       03/31/00        14,550                     03/31/00        11,052
       06/30/00        13,650                     06/30/00        10,760
       09/30/00        13,039                     09/30/00        10,655
       12/31/00         9,210                     12/31/00         9,822
       03/31/01         7,720                     03/31/01         8,657
       06/30/01         7,649                     06/30/01         9,163
       09/30/01         6,289                     09/30/01         7,818
       12/31/01         6,965                     12/31/01         8,654
       03/31/02         6,929                     03/31/02         8,678
       06/30/02         6,633                     06/30/02         7,515
       09/30/02         5,584                     09/30/02         6,216
       12/31/02         5,581                     12/31/02         6,741
       03/31/03         5,558                     03/31/03         6,528
       06/30/03         6,226                     06/30/03         7,533
       09/30/03         6,271                     09/30/03         7,733
       12/31/03         7,069                     12/31/03         8,674
       03/31/04         7,291                     03/31/04         8,821
       06/30/04         7,433                     06/30/04         8,973
       09/30/04         7,615                     09/30/04         8,805
       12/31/04         8,635                     12/31/04         9,618
       03/31/05         8,605                     03/31/05         9,411
       06/30/05         8,991                     06/30/05         9,540
       09/30/05         9,810                     09/30/05         9,884
       12/31/05         9,932                     12/31/05        10,090
       03/31/06        11,158                     03/31/06        10,515
       06/30/06        11,189                     06/30/06        10,363
       09/30/06        10,946                     09/30/06        10,950
       12/31/06        11,540                     12/31/06        11,684
       03/31/07        11,642                     03/31/07        11,758
       06/30/07        12,487                     06/30/07        12,497
       09/30/07        12,273                     09/30/07        12,750
       12/31/07        11,959                     12/31/07        12,326
       03/31/08        10,575                     03/31/08        11,161
       06/30/08        10,961                     06/30/08        10,856

--------------------------------------------------------------------------------
The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2007, was 1.50%. For the year ended
June 30, 2008, the actual total annual operating expense ratio was 1.52%.
--------------------------------------------------------------------------------

(A) Fund inception was November 1, 1999.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

          Comparison of the Change in Value of a $10,000 Investment in the James Mid Cap Fund and Standard & Poor's 400 Index

--------------------------------------------------------------------------------
                               James Mid Cap Fund
                          Average Annual Total Returns

                   1 Year                         Since Inception(A)
                  (8.61%)                                3.58%
--------------------------------------------------------------------------------

                                  [LINE CHART]

             James Mid Cap Fund               Standard & Poor's 400 Index


             DATE       BALANCE                    DATE           BALANCE
         06/30/06        10,000                06/30/06            10,000
         09/30/06         9,861                09/30/06             9,943
         12/31/06        10,579                12/31/06            10,741
         03/31/07        10,880                03/31/07            11,355
         06/30/07        11,744                06/30/07            11,860
         09/30/07        11,482                09/30/07            11,561
         12/31/07        10,753                12/31/07            11,029
         03/31/08         9,817                03/31/08            10,076
         06/30/08        10,730                06/30/08            10,313

--------------------------------------------------------------------------------
The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2007, was 1.52%. For the year ended
June 30, 2008, the actual total annual operating expense ratio was 1.50%.
--------------------------------------------------------------------------------

(A) Fund inception was June 30, 2006.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

JAMES ADVANTAGE FUNDS
REPRESENTATION OF PORTFOLIOS OF INVESTMENTS
June 30, 2008 (Unaudited)
--------------------------------------------------------------------------------

The illustrations below provide the industry sectors for the James Balanced:
Golden Rainbow Fund, James Small Cap Fund, James Market Neutral Fund, James Equity Fund and James Mid Cap Fund.

James Balanced: Golden Rainbow Fund
Industry Sector Allocation (% of Net Assets)

[PIE CHART]

BASIC MATERIALS - 4.9%
CONSUMER, CYCLICAL - 2.4%
CONSUMER, NON-CYCLICAL - 4.2%
ENERGY - 3.8%
FINANCIAL - 2.8%
INDUSTRIAL - 7.3%
TECHNOLOGY - 5.2%
UTILITIES - 4.1%
INTERNATIONAL EQUITY FUNDS - 0.6%
BONDS (over 10 years) - 15.9%
BONDS (2-10 years) - 27.4%
BONDS (less than 2 years) - 17.3%
CASH EQUIVALENTS - 3.3%
OTHER - 0.8%


James Small Cap Fund
Industry Sector Allocation (% of Net Assets)

[PIE CHART]

BASIC MATERIALS - 9.3%
CONGLOMERATE - 1.3%
CONSUMER, CYCLICAL - 8.7%
CONSUMER, NON-CYCLICAL - 11.7%
ENERGY - 4.3%
FINANCIAL - 9.7%
INDUSTRIAL - 19.8%
TECHNOLOGY - 7.5%
UTILITIES - 9.1%
CASH EQUIVALENTS - 19.2%
OTHER - (0.6%)

JAMES ADVANTAGE FUNDS
REPRESENTATION OF PORTFOLIOS OF INVESTMENTS  (Continued)
--------------------------------------------------------------------------------

James Market Neutral Fund
Industry Sector Allocation (% of Net Assets)
(Cash, Cash Equivalents and Other Assets in Excess of Liabilities not included)

[BAR CHART]

                                                 Longs               Shorts
                                              ----------           ---------
BASIC MATERIALS                                    9.3%                6.5%
CONSUMER, CYCLICAL                                 8.4%               12.6%
CONSUMER, NON-CYCLICAL                             9.6%               13.5%
ENERGY                                             6.2%                6.4%
FINANCIAL                                          4.5%                6.4%
INDUSTRIAL                                         9.4%                1.8%
INTERNATIONAL                                      0.0%                0.8%
TECHNOLOGY                                         7.7%                9.1%
UTILITIES                                          9.8%                3.0%
INTERNATIONAL EQUITY FUNDS                                             1.1%


James Equity Fund
Industry Sector Allocation (% of Net Assets)

[PIE CHART]

BASIC MATERIALS - 14.5%
CONSUMER, CYCLICAL - 9.7%
CONSUMER, NON-CYCLICAL - 8.4%
ENERGY - 8.3%
FINANCIAL - 8.4%
INDUSTRIAL - 12.7%
TECHNOLOGY - 9.0%
UTILITIES - 10.3%
PREFERRED STOCKS - 1.9%
CASH EQUIVALENTS - 30.9%
OTHER - (14.1%)

JAMES ADVANTAGE FUNDS
REPRESENTATION OF PORTFOLIOS OF INVESTMENTS  (Continued)
--------------------------------------------------------------------------------

James Mid Cap Fund
Industry Sector Allocation (% of Net Assets)

[PIE CHART]

BASIC MATERIALS - 9.4%
CONSUMER, CYCLICAL - 9.4%
CONSUMER, NON-CYCLICAL - 18.0%
ENERGY - 6.2%
FINANCIAL - 10.6%
INDUSTRIAL - 14.2%
INTERNATIONAL - 1.7%
TECHNOLOGY - 6.5%
UTILITIES - 12.5%
PREFERRED STOCK - 2.4%
CASH EQUIVALENTS - 9.1%

JAMES ADVANTAGE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2008
--------------------------------------------------------------------------------

                                              James
                                              Balanced:          James           James             James           James
                                           Golden Rainbow      Small Cap     Market Neutral        Equity         Mid Cap
                                                Fund             Fund             Fund              Fund           Fund
----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At amortized cost ..................... $  432,759,490   $  164,960,498   $   52,507,381   $   15,829,196  $    5,622,336
                                           ==============   ==============   ==============   ==============  ==============
   At value .............................. $  474,856,236   $  179,018,765   $   55,629,660   $   18,494,985  $    5,998,955
Segregated cash with brokers .............             --               --       25,245,721               --              --
Dividends and interest receivable ........      3,363,319          184,443           77,182           12,897           6,600
Receivable for securities sold ...........             --               --           84,834               --              --
Receivable for capital shares sold .......      1,812,549          127,356          183,987            4,078              --
Other assets .............................         24,313               --               --               --             475
                                           --------------   --------------   --------------   --------------  --------------
     TOTAL ASSETS ........................    480,056,417      179,330,564       81,221,384       18,511,960       6,006,030
                                           --------------   --------------   --------------   --------------  --------------
LIABILITIES
Dividends payable ........................         79,529            5,685               --               --              --
Payable for securities sold short
   (proceeds $37,417,510) ................             --               --       30,772,020               --              --
Payable for dividends on
   securities sold short .................             --               --           19,156               --              --
Payable for capital shares redeemed ......        849,332          419,788           66,577            4,066              --
Payable for securities purchased .........             --          782,991               --        2,279,158              --
Accrued expenses:
   Management fees .......................        289,345          186,020           65,508           14,927           4,153
   12b-1 distribution and service fees ...             --           21,224            8,918              201              --
   Trustees' fees ........................          9,173               --               --               --              --
   Other affiliates ......................         24,534               --               --               --              --
   Other .................................        110,696               --               --               --              --
                                           --------------   --------------   --------------   --------------  --------------
     TOTAL LIABILITIES ...................      1,362,609        1,415,708       30,932,179        2,298,352           4,153
                                           --------------   --------------   --------------   --------------  --------------
NET ASSETS ............................... $  478,693,808   $  177,914,856   $   50,289,205   $   16,213,608  $    6,001,877
                                           ==============   ==============   ==============   ==============  ==============
NET ASSETS CONSIST OF:
Paid-in capital .......................... $  438,588,781   $  196,874,769   $   48,678,882   $   12,317,166  $    5,913,017
Accumulated net investment
   income (loss) .........................        (79,529)          (5,685)           1,963               --             525
Accumulated net realized gains
   (losses) from security transactions ...     (1,912,190)     (33,012,495)      (8,159,409)       1,230,653        (288,284)
Net unrealized appreciation on
   investments and securities sold short..     42,096,746       14,058,267        9,767,769        2,665,789         376,619
                                           --------------   --------------   --------------   --------------  --------------
NET ASSETS ............................... $  478,693,808   $  177,914,856   $   50,289,205   $   16,213,608  $    6,001,877
                                           ==============   ==============   ==============   ==============  ==============
Shares of beneficial interest
   outstanding (unlimited number
   of shares authorized, no par) .........     26,455,856        8,879,231        4,089,690        1,507,822         562,895
                                           ==============   ==============   ==============   ==============  ==============
Net asset value, offering price and
   redemption price per share ............ $        18.09   $        20.04   $        12.30   $        10.75  $        10.66
                                           ==============   ==============   ==============   ==============  ==============

See accompanying notes to financial statements.

JAMES ADVANTAGE FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2008
--------------------------------------------------------------------------------

                                               James
                                              Balanced:          James           James             James           James
                                           Golden Rainbow      Small Cap     Market Neutral        Equity         Mid Cap
                                                Fund             Fund             Fund              Fund           Fund
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends (Net of withholding
     taxes of $6,805, $2,526, $1,674,
     $0 and $642, respectively) .......... $    3,774,535   $    4,748,899   $    1,566,624   $      362,412   $       90,898
   Interest ..............................      9,276,058            6,838           52,355               --              887
                                           --------------   --------------   --------------   --------------   --------------
     TOTAL INVESTMENT INCOME .............     13,050,593        4,755,737        1,618,980          362,412           91,785
                                           --------------   --------------   --------------   --------------   --------------

EXPENSES
   Management fees .......................      2,868,418        3,093,152          765,401          252,799           67,654
   12b-1 distribution and service fees ...        969,058          621,105           94,231           52,032           13,943
   Dividend expense on securities
     sold short ..........................             --               --          410,656               --               --
   Servicing fees ........................        414,290               --               --               --               --
   Professional fees .....................         77,286               --               --               --               --
   Trustees' fees ........................         16,502           12,378           10,028            9,835            9,663
   Registration fees .....................         54,436               --               --               --               --
   Custodian fees and expenses ...........         57,819               --               --               --               --
   Shareholder report
     printing and mailing ................         35,050               --               --               --               --
   Postage and supplies ..................         31,200               --               --               --               --
   Compliance fees and expenses ..........          8,249               --               --               --               --
   Other expenses ........................         22,453               --               --               --               --
                                           --------------   --------------   --------------   --------------   --------------
     TOTAL EXPENSES ......................      4,554,761        3,726,635        1,280,316          314,666           91,260
                                           --------------   --------------   --------------   --------------   --------------

NET INVESTMENT INCOME ....................      8,495,832        1,029,102          338,664           47,746              525
                                           --------------   --------------   --------------   --------------   --------------

REALIZED AND UNREALIZED
   GAINS (LOSSES)
   ON INVESTMENTS
   Net realized gains (losses) from
     security transactions ...............       (767,702)     (26,756,214)      (1,371,210)       2,276,455         (288,284)
   Net realized gains on closed
     short positions .....................             --               --        2,200,212               --               --
   Net change in unrealized appreciation/
     depreciation on investments
     and securities sold short ...........      1,696,416      (28,143,795)        (207,385)      (5,165,551)        (318,254)
                                           --------------   --------------   --------------   --------------   --------------

NET REALIZED AND
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS ........................        928,714      (54,900,009)         621,617       (2,889,096)        (606,538)
                                           --------------   --------------   --------------   --------------   --------------

NET INCREASE (DECREASE)
   IN NET ASSETS RESULTING
   FROM OPERATIONS ....................... $    9,424,546   $  (53,870,907)  $      960,281   $   (2,841,350)  $     (606,013)
                                           ==============   ==============   ==============   ==============   ==============

See accompanying notes to financial statements.

JAMES BALANCED:  GOLDEN RAINBOW FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             Year                Year
                                                                                             Ended               Ended
                                                                                            June 30,           June 30,
                                                                                             2008                2007
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ............................................................... $   8,495,832      $   6,906,976
   Net realized gains (losses) from security transactions ..............................      (767,702)         7,508,290
   Net change in unrealized appreciation/depreciation on investments ...................     1,696,416         15,481,817
                                                                                         -------------      -------------
Net increase in net assets from operations .............................................     9,424,546         29,897,083
                                                                                         -------------      -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income ................................................    (8,538,436)        (6,967,365)
   Distributions from net realized gains ...............................................    (6,758,977)        (5,273,855)
                                                                                         -------------      -------------
Decrease in net assets from distributions to shareholders ..............................   (15,297,413)       (12,241,220)
                                                                                         -------------      -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ...........................................................   225,189,882        125,693,280
   Net asset value of shares issued in reinvestment of distributions to shareholders ...    14,632,263         11,752,390
   Payments for shares redeemed ........................................................   (96,919,708)       (82,203,239)
                                                                                         -------------      -------------
Net increase in net assets from capital share transactions .............................   142,902,437         55,242,431
                                                                                         -------------      -------------

TOTAL INCREASE IN NET ASSETS ...........................................................   137,029,570         72,898,294

NET ASSETS
   Beginning of year ...................................................................   341,664,238        268,765,944
                                                                                         -------------      -------------
   End of year ......................................................................... $ 478,693,808      $ 341,664,238
                                                                                         =============      =============

ACCUMULATED NET INVESTMENT LOSS ........................................................ $     (79,529)     $     (57,518)
                                                                                         =============      =============

SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold .........................................................................    12,309,745          7,069,682
   Shares issued in reinvestment of distributions to shareholders ......................       797,396            658,997
   Shares redeemed .....................................................................    (5,289,755)        (4,607,914)
                                                                                         -------------      -------------
   Net increase in shares outstanding ..................................................     7,817,386          3,120,765
   Shares outstanding, beginning of year ...............................................    18,638,470         15,517,705
                                                                                         -------------      -------------
   Shares outstanding, end of year .....................................................    26,455,856         18,638,470
                                                                                         =============      =============

See accompanying notes to financial statements.

JAMES SMALL CAP FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                   Year               Year
                                                                                                   Ended              Ended
                                                                                                 June 30,           June 30,
                                                                                                   2008               2007
------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ................................................................     $   1,029,102      $   1,543,958
   Net realized losses from security transactions .......................................       (26,756,214)        (3,997,335)
   Net change in unrealized appreciation/depreciation on investments ....................       (28,143,795)        25,687,814
                                                                                              -------------      -------------
Net increase (decrease) in net assets from operations ...................................       (53,870,907)        23,234,437
                                                                                              -------------      -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income .................................................        (1,055,734)        (1,543,871)
   Distributions from net realized gains ................................................                --         (2,572,028)
                                                                                              -------------      -------------
Decrease in net assets from distributions to shareholders ...............................        (1,055,734)        (4,115,899)
                                                                                              -------------      -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ............................................................        72,308,744        264,238,098
   Net asset value of shares issued in reinvestment of distributions to shareholders ....         1,010,437          3,960,651
   Payments for shares redeemed .........................................................      (167,944,495)      (130,340,887)(A)
                                                                                              -------------      -------------
Net increase (decrease) in net assets from capital share transactions ...................       (94,625,314)       137,857,862
                                                                                              -------------      -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .................................................      (149,551,955)       156,976,400

NET ASSETS
   Beginning of year ....................................................................       327,466,811        170,490,411
                                                                                              -------------      -------------
   End of year ..........................................................................     $ 177,914,856      $ 327,466,811
                                                                                              =============      =============

ACCUMULATED NET INVESTMENT INCOME (LOSS) ................................................     $      (5,685)     $          87
                                                                                              =============      =============

SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold ..........................................................................         3,242,422         11,336,919
   Shares issued in reinvestment of distributions to shareholders .......................            47,255            168,219
   Shares redeemed ......................................................................        (7,743,880)        (5,495,532)
                                                                                              -------------      -------------
   Net increase (decrease) in shares outstanding ........................................        (4,454,203)         6,009,606
   Shares outstanding, beginning of year ................................................        13,333,434          7,323,828
                                                                                              -------------      -------------
   Shares outstanding, end of year ......................................................         8,879,231         13,333,434
                                                                                              =============      =============

(A) The cost of payments for shares redeemed is net of the 1% redemption fee on Fund shares which have been held for less than the stated period in the prospectus. For the year ended June 30, 2007, these fees were $50,529. Effective February 21, 2007, the redemption fee was eliminated.

See accompanying notes to financial statements.

JAMES MARKET NEUTRAL FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                   Year              Year
                                                                                                   Ended             Ended
                                                                                                 June 30,          June 30,
                                                                                                   2008              2007
-----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ................................................................     $    338,664      $  2,150,900
   Net realized gains (losses) from:
     Security transactions ..............................................................       (1,371,210)        9,516,718
     Closed short positions .............................................................        2,200,212        (6,743,102)
   Net change in unrealized appreciation/depreciation on investments ....................         (207,385)       (6,465,211)
                                                                                              ------------      ------------
Net increase (decrease) in net assets from operations ...................................          960,281        (1,540,695)
                                                                                              ------------      ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income .................................................         (629,826)       (2,166,597)
                                                                                              ------------      ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ............................................................       19,847,279        24,350,134
   Net asset value of shares issued in reinvestment of distributions to shareholders ....          592,984         2,045,700
   Payments for shares redeemed .........................................................      (22,008,205)      (46,379,464)(A)
                                                                                              ------------      ------------
Net decrease in net assets from capital share transactions ..............................       (1,567,942)      (19,983,630)
                                                                                              ------------      ------------

TOTAL DECREASE IN NET ASSETS ............................................................       (1,237,487)      (23,690,922)

NET ASSETS
   Beginning of year ....................................................................       51,526,692        75,217,614
                                                                                              ------------      ------------
   End of year ..........................................................................     $ 50,289,205      $ 51,526,692
                                                                                              ============      ============

ACCUMULATED NET INVESTMENT INCOME (LOSS) ................................................     $      1,963      $    (11,946)
                                                                                              ============      ============

SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold ..........................................................................        1,618,095         1,960,226
   Shares issued in reinvestment of distributions to shareholders .......................           48,663           169,177
   Shares redeemed ......................................................................       (1,809,295)       (3,825,518)
                                                                                              ------------      ------------
   Net decrease in shares outstanding ...................................................         (142,537)       (1,696,115)
   Shares outstanding, beginning of year ................................................        4,232,227         5,928,342
                                                                                              ------------      ------------
   Shares outstanding, end of year ......................................................        4,089,690         4,232,227
                                                                                              ============      ============

(A) The cost of payments for shares redeemed is net of the 1% redemption fee on Fund shares which have been held for less than the stated period in the prospectus. For the year ended June 30, 2007, these fees were $20,790. Effective February 21, 2007, the redemption fee was eliminated.

See accompanying notes to financial statements.

JAMES EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                   Year             Year
                                                                                                   Ended            Ended
                                                                                                 June 30,         June 30,
                                                                                                   2008             2007
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ................................................................     $     47,746      $     97,524
   Net realized gains from security transactions ........................................        2,276,455           762,304
   Net change in unrealized appreciation/depreciation on investments ....................       (5,165,551)        2,125,529
                                                                                              ------------      ------------
Net increase (decrease) in net assets from operations ...................................       (2,841,350)        2,985,357
                                                                                              ------------      ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income .................................................          (60,087)          (97,518)
                                                                                              ------------      ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ............................................................        3,690,993        17,092,635
   Net asset value of shares issued in reinvestment of distributions to shareholders ....           59,595            95,205
   Payments for shares redeemed .........................................................      (10,508,250)      (27,995,177)(A)
                                                                                              ------------      ------------
Net decrease in net assets from capital share transactions ..............................       (6,757,662)      (10,807,337)
                                                                                              ------------      ------------

TOTAL DECREASE IN NET ASSETS ............................................................       (9,659,099)       (7,919,498)

NET ASSETS
   Beginning of year ....................................................................       25,872,707        33,792,205
                                                                                              ------------      ------------
   End of year ..........................................................................     $ 16,213,608      $ 25,872,707
                                                                                              ============      ============

ACCUMULATED NET INVESTMENT INCOME .......................................................     $         --      $          6
                                                                                              ============      ============

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold .............................................................................          317,675         1,530,581
Shares issued in reinvestment of distributions to shareholders ..........................            5,227             8,075
Shares redeemed .........................................................................         (922,746)       (2,492,159)
                                                                                              ------------      ------------
Net decrease in shares outstanding ......................................................         (599,844)         (953,503)
Shares outstanding, beginning of year ...................................................        2,107,666         3,061,169
                                                                                              ------------      ------------
Shares outstanding, end of year .........................................................        1,507,822         2,107,666
                                                                                              ============      ============

(A) The cost of payments for shares redeemed is net of the 1% redemption fee on Fund shares which have been held for less than the stated period in the prospectus. For the year ended June 30, 2007, these fees were $7,252. Effective February 21, 2007, the redemption fee was eliminated.

See accompanying notes to financial statements.

JAMES MID CAP FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                  Year             Year
                                                                                                  Ended           Ended
                                                                                                June 30,         June 30,
                                                                                                  2008             2007
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ................................................................     $       525      $    15,182
   Net realized gains (losses) from security transactions ...............................        (288,284)          18,217
   Net change in unrealized appreciation/depreciation on investments ....................        (318,254)         694,873
                                                                                              -----------      -----------
Net increase (decrease) in net assets from operations ...................................        (606,013)         728,272
                                                                                              -----------      -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income .................................................          (4,782)         (14,614)
   Distributions from net realized gains ................................................         (14,003)              --
                                                                                              -----------      -----------
Decrease in net assets from distributions to shareholders ...............................         (18,785)         (14,614)
                                                                                              -----------      -----------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ............................................................       1,940,359        6,055,137
   Net asset value of shares issued in reinvestment of distributions to shareholders ....          18,776           14,577
   Payments for shares redeemed .........................................................      (1,773,538)        (442,294)(B)
                                                                                              -----------      -----------
Net increase in net assets from capital share transactions ..............................         185,597        5,627,420
                                                                                              -----------      -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS .................................................        (439,201)       6,341,078

NET ASSETS
   Beginning of year ....................................................................       6,441,078          100,000(A)
                                                                                              -----------      -----------
   End of year ..........................................................................     $ 6,001,877      $ 6,441,078
                                                                                              ===========      ===========

ACCUMULATED NET INVESTMENT INCOME .......................................................     $       525      $       568
                                                                                              ===========      ===========

SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold ..........................................................................         175,142          577,798
   Shares issued in reinvestment of distributions to shareholders .......................           1,700            1,383
   Shares redeemed ......................................................................        (164,564)         (38,564)
                                                                                              -----------      -----------
   Net increase in shares outstanding ...................................................          12,278          540,617
   Shares outstanding, beginning of year ................................................         550,617           10,000(A)
                                                                                              -----------      -----------
   Shares outstanding, end of year ......................................................         562,895          550,617
                                                                                              ===========      ===========

(A) The beginning of the year net assets and shares represent the initial issuance of shares on commencement date of June 30, 2006.

(B) The cost of payments for shares redeemed is net of the 1% redemption fee on Fund shares which have been held for less than the stated period in the prospectus. For the year ended June 30, 2007, these fees were $2. Effective February 21, 2007, the redemption fee was eliminated.

See accompanying notes to financial statements.

JAMES BALANCED:  GOLDEN RAINBOW FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Per Share Data for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended June 30,
                                                           ---------------------------------------------------------------------
                                                               2008          2007          2006           2005          2004
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....................  $     18.33   $     17.32   $     17.18    $     15.28    $     13.72

Income from investment operations:
   Net investment income ................................         0.40          0.39          0.34           0.26           0.26
   Net realized and unrealized gains on investments .....         0.11          1.34          0.75           1.95           1.56
                                                           -----------   -----------   -----------    -----------    -----------
Total from investment operations ........................         0.51          1.73          1.09           2.21           1.82
                                                           -----------   -----------   -----------    -----------    -----------

Less distributions:
   From net investment income ...........................        (0.40)        (0.40)        (0.34)         (0.26)         (0.26)
   From net realized gains on investments ...............        (0.35)        (0.32)        (0.61)         (0.05)         (0.00)(A)
                                                           -----------   -----------   -----------    -----------    -----------
Total distributions .....................................        (0.75)        (0.72)        (0.95)         (0.31)         (0.26)
                                                           -----------   -----------   -----------    -----------    -----------

Net asset value at end of year ..........................  $     18.09   $     18.33   $     17.32    $     17.18    $     15.28
                                                           ===========   ===========   ===========    ===========    ===========

Total return ............................................         2.76%        10.13%         6.48%         14.56%         13.32%
                                                           ===========   ===========   ===========    ===========    ===========

Net assets at end of year (000's) .......................  $   478,694   $   341,664   $   268,766    $   147,605    $    83,893
                                                           ===========   ===========   ===========    ===========    ===========

Ratios/Supplemental Data:
Ratio of net expenses to average net assets .............         1.18%         1.18%         1.21%          1.26%          1.28%

Ratio of net investment income to average net assets ....         2.20%         2.24%         2.11%          1.70%          1.77%

Portfolio turnover rate .................................           53%           92%           68%            36%            29%

(A) Amount rounds to less than $0.005.

See accompanying notes to financial statements.

JAMES SMALL CAP FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     Per Share Data for a Share Outstanding Throughout Each Year
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Year Ended June 30,
                                                                 ------------------------------------------------------------------
                                                                     2008          2007          2006          2005          2004
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ..........................  $    24.56    $    23.28    $    20.46    $    18.66    $    13.43
                                                                 ----------    ----------    ----------    ----------    ----------

Income (loss) from investment operations:
   Net investment income (loss) ...............................        0.10          0.11         (0.04)         0.05          0.01
   Net realized and unrealized gains (losses) on investments...       (4.52)         1.50          3.19          2.65          5.26
                                                                 ----------    ----------    ----------    ----------    ----------
Total from investment operations ..............................       (4.42)         1.61          3.15          2.70          5.27
                                                                 ----------    ----------    ----------    ----------    ----------

Less distributions:
   From net investment income .................................       (0.10)        (0.11)        (0.04)           --         (0.01)
   From net realized gains on investments .....................          --         (0.22)        (0.30)        (1.00)        (0.05)
                                                                 ----------    ----------    ----------    ----------    ----------
Total distributions ...........................................       (0.10)        (0.33)        (0.34)        (1.00)        (0.06)
                                                                 ----------    ----------    ----------    ----------    ----------

Paid-in capital from redemption fees (A) ......................          --          0.00(B)       0.01          0.10          0.02
                                                                 ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ................................  $    20.04    $    24.56    $    23.28    $    20.46    $    18.66
                                                                 ==========    ==========    ==========    ==========    ==========

Total return ..................................................      (18.03%)        6.97%        15.59%        15.39%        39.47%
                                                                 ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .............................  $  177,915    $  327,467    $  170,490    $   54,489    $   13,186
                                                                 ==========    ==========    ==========    ==========    ==========

Ratios/Supplemental Data:
Ratio of net expenses to average net assets ...................        1.50%         1.50%         1.50%         1.50%         1.50%

Ratio of net investment income (loss) to average net assets ...        0.42%         0.54%        (0.25%)        0.45%         0.05%

Portfolio turnover rate .......................................          54%          104%           59%           94%           45%

(A) Amount calculated based on average shares outstanding throughout the period. Effective February 21, 2007, the redemption fee was eliminated.

(B)   Amount rounds to less than $0.005.

See accompanying notes to financial statements.

JAMES MARKET NEUTRAL FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Per Share Data for a Share Outstanding Throughout Each Year
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended June 30,
                                                                -----------------------------------------------------------------
                                                                   2008          2007          2006          2005         2004
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........................  $    12.17    $    12.69    $    12.27    $    11.02   $     9.97
                                                                ----------    ----------    ----------    ----------   ----------

Income (loss) from investment operations:
   Net investment income (loss) ..............................        0.11          0.40          0.17          0.01        (0.13)
   Net realized and unrealized gains
     (losses) on investments .................................        0.20         (0.51)         0.42          1.23         1.18
                                                                ----------    ----------    ----------    ----------   ----------
Total from investment operations .............................        0.31         (0.11)         0.59          1.24         1.05
                                                                ----------    ----------    ----------    ----------   ----------

Less distributions:
   From net investment income ................................       (0.18)        (0.41)        (0.18)           --           --
                                                                ----------    ----------    ----------    ----------   ----------

Paid-in capital from redemption fees(A) ......................          --          0.00(B)       0.01          0.01         0.00(B)
                                                                ----------    ----------    ----------    ----------   ----------

Net asset value at end of year ...............................  $    12.30    $    12.17    $    12.69    $    12.27   $    11.02
                                                                ==========    ==========    ==========    ==========   ==========

Total return .................................................        2.60%        (0.84%)        4.94%        11.34%       10.53%
                                                                ==========    ==========    ==========    ==========   ==========

Net assets at end of year (000's) ............................  $   50,289    $   51,527    $   75,218    $   47,303   $   12,528
                                                                ==========    ==========    ==========    ==========   ==========

Ratios/Supplemental Data:
Ratio of net expenses to average net assets, excluding
   dividends on securities sold short ........................        1.91%         1.94%         1.95%         1.95%        1.95%
Ratio of dividend expense on securities sold short ...........        0.90%         0.32%         0.62%         0.42%        0.64%
                                                                ----------    ----------    ----------    ----------   ----------
Ratio of net expenses to average net assets ..................        2.81%         2.26%         2.57%         2.37%        2.59%
                                                                ----------    ----------    ----------    ----------   ----------

Ratio of net investment income (loss) to average net assets ..        0.74%         3.21%         1.52%         0.11%       (1.43%)

Portfolio turnover rate(C) ...................................          79%           57%           27%           35%          13%

(A) Amount calculated based on average shares outstanding throughout the period. Effective February 21, 2007, the redemption fee was eliminated.

(B)   Amount rounds to less than $0.005.

(C) Calculation does not include short positions or short transactions. Portfolio turnover rate would be higher if included.

See accompanying notes to financial statements.

JAMES EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Per Share Data for a Share Outstanding Throughout Each Year
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended June 30,
                                                                -----------------------------------------------------------------
                                                                   2008         2007          2006          2005          2004
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .......................... $    12.28   $    11.04    $     8.89    $     7.36    $     6.18
                                                                ----------   ----------    ----------    ----------    ----------

Income (loss) from investment operations:
   Net investment income ......................................       0.03         0.04          0.01          0.01          0.02
   Net realized and unrealized gains (losses) on investments ..      (1.53)        1.24          2.16          1.53          1.18
                                                                ----------   ----------    ----------    ----------    ----------
Total from investment operations ..............................      (1.50)        1.28          2.17          1.54          1.20
                                                                ----------   ----------    ----------    ----------    ----------

Less distributions:
   From net investment income .................................      (0.03)       (0.04)        (0.01)        (0.01)        (0.02)
   From distributions in excess of net investment income ......         --           --         (0.01)           --            --
                                                                ----------   ----------    ----------    ----------    ----------
Total distributions ...........................................      (0.03)       (0.04)        (0.02)        (0.01)        (0.02)
                                                                ----------   ----------    ----------    ----------    ----------

Paid-in capital from redemption fees(A) .......................         --         0.00(B)       0.00(B)       0.00(B)       0.00(B)
                                                                ----------   ----------    ----------    ----------    ----------

Net asset value at end of year ................................ $    10.75   $    12.28    $    11.04    $     8.89    $     7.36
                                                                ==========   ==========    ==========    ==========    ==========

Total return ..................................................     (12.20%)      11.59%        24.45%        20.96%        19.38%
                                                                ==========   ==========    ==========    ==========    ==========

Net assets at end of year (000's) ............................. $   16,214   $   25,873    $   33,792    $   16,833    $    7,249
                                                                ==========   ==========    ==========    ==========    ==========

Ratios/Supplemental Data:
Ratio of net expenses to average net assets ...................       1.50%        1.50%         1.50%         1.50%         1.50%

Ratio of net investment income to average net assets ..........       0.23%        0.30%         0.06%         0.22%         0.25%

Portfolio turnover rate .......................................         50%          58%           43%           33%           70%

(A) Amount calculated based on average shares outstanding throughout the period. Effective February 21, 2007, the redemption fee was eliminated.

(B)   Amount rounds to less than $0.005.

See accompanying notes to financial statements.

JAMES MID CAP FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                               Per Share Data for a Share Outstanding Throughout Each Year
-----------------------------------------------------------------------------------------
                                                                     Year Ended June 30,
                                                                   ----------------------
                                                                      2008         2007
-----------------------------------------------------------------------------------------
Net asset value at beginning of year ............................  $   11.70    $   10.00
                                                                   ---------    ---------

Income (loss) from investment operations:
   Net investment income ........................................       0.00(A)      0.04
   Net realized and unrealized gains (losses) on investments ....      (1.01)        1.70
                                                                   ---------    ---------
Total from investment operations ................................      (1.01)        1.74
                                                                   ---------    ---------

Less distributions:
   From net investment income ...................................      (0.01)          --
   From net realized gains on investments .......................      (0.02)       (0.04)
                                                                   ---------    ---------
Total Distributions .............................................      (0.03)       (0.04)
                                                                   ---------    ---------

Paid-in capital from redemption fees(B) .........................         --         0.00(A)
                                                                   ---------    ---------

Net asset value at end of year ..................................  $   10.66    $   11.70
                                                                   =========    =========

Total return ....................................................      (8.61%)      17.41%
                                                                   =========    =========

Net assets at end of year (000's) ...............................  $   6,002    $   6,441
                                                                   =========    =========

Ratios/Supplemental Data:
Ratio of net expenses to average net assets .....................       1.48%        1.49%

Ratio of net investment income to average net assets ............       0.01%        0.40%

Portfolio turnover rate .........................................         55%          53%

(A)   Amount rounds to less than $0.005.

(B) Amount calculated based on average shares outstanding throughout the period. Effective February 21, 2007, the redemption fee was eliminated.

See accompanying notes to financial statements.

JAMES BALANCED: GOLDEN RAINBOW FUND
SCHEDULE OF INVESTMENTS
June 30, 2008
--------------------------------------------------------------------------------
   Shares      COMMON STOCKS -- 34.7%                                 Value
--------------------------------------------------------------------------------
               BASIC MATERIALS -- 4.9%
       15,000  Alliance Resource Partners, L.P. .................  $    835,200
        5,000  Barrick Gold Corporation .........................       227,500
       26,000  Celanese Corporation .............................     1,187,160
       60,500  Dow Chemical Company .............................     2,112,055
       42,000  FMC Corporation ..................................     3,252,480
       10,000  Foster (L.B.) Company - Class A* .................       332,000
       30,000  Kinross Gold Corporation .........................       708,300
       79,000  Methanex Corporation .............................     2,213,580
       46,000  Newmont Mining Corporation .......................     2,399,360
       41,000  Nucor Corporation ................................     3,061,470
       45,000  PPG Industries, Inc. .............................     2,581,650
       60,000  RPM International, Inc. ..........................     1,236,000
       26,000  Terra Nitrogen Company, L.P. .....................     3,375,840
                                                                   ------------
                                                                     23,522,595
                                                                   ------------
               CONSUMER, CYCLICAL -- 2.4%
       35,812  Air Methods Corporation* .........................       895,300
       25,000  BJ's Wholesale Club, Inc.* .......................       967,500
       58,000  Dollar Tree, Inc.* ...............................     1,896,020
       80,000  McDonald's Corporation ...........................     4,497,600
       15,000  Scholastic Corporation* ..........................       429,900
       35,000  The Buckle, Inc. .................................     1,600,550
       33,000  Walt Disney Company ..............................     1,029,600
                                                                   ------------
                                                                     11,316,470
                                                                   ------------
               CONSUMER, NON-CYCLICAL -- 4.2%
       20,000  Archer-Daniels-Midland Company ...................       675,000
       12,000  Bunge Ltd. .......................................     1,292,280
       15,000  Caraco Pharmaceutical Laboratories, Ltd.* ........       198,000
       36,000  Corn Products International, Inc. ................     1,767,960
       66,000  EZCORP, Inc. - Class A* ..........................       841,500
       15,000  Fresh Del Monte Produce, Inc.* ...................       353,550
       40,000  Ingles Markets, Inc. - Class A ...................       933,200
      155,000  Kroger Company ...................................     4,474,850
        9,000  Manpower, Inc. ...................................       524,160
       67,000  Merck & Company, Inc. ............................     2,525,230
       47,000  Pfizer, Inc. .....................................       821,090
       25,000  The Toro Company .................................       831,750
       91,000  Watson Wyatt Worldwide, Inc. .....................     4,812,990
                                                                   ------------
                                                                     20,051,560
                                                                   ------------

JAMES BALANCED: GOLDEN RAINBOW FUND
SCHEDULE OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
  Shares     COMMON STOCKS -- 34.7% (Continued)                         Value
--------------------------------------------------------------------------------
             ENERGY -- 3.8%
      9,500  Apache Corporation .................................  $  1,320,500
     43,250  Bolt Technology Corporation* .......................       976,153
     32,940  Chevron Corporation ................................     3,265,342
     12,000  Devon Energy Corporation ...........................     1,441,920
     44,500  Exxon Mobil Corporation ............................     3,921,785
     48,000  Hess Corporation ...................................     6,057,120
    110,200  ICO, Inc.* .........................................       663,404
     10,000  Valero Energy Corporation ..........................       411,800
                                                                   ------------
                                                                     18,058,024
                                                                   ------------
             FINANCIAL -- 2.8%
     46,500  American Financial Group, Inc. .....................     1,243,875
     95,000  American Physicians Capital, Inc. ..................     4,601,800
     20,000  Amerisafe, Inc.* ...................................       318,800
     55,000  Assurant, Inc. .....................................     3,627,800
      6,000  Federal Agricultural Mortgage Corporation
             - Class C ..........................................       148,680
     25,000  SAFECO Corporation .................................     1,679,000
     66,750  W.R. Berkley Corporation ...........................     1,612,680
                                                                   ------------
                                                                     13,232,635
                                                                   ------------
             INDUSTRIAL -- 7.3%
     35,000  Ampco-Pittsburgh Corporation .......................     1,556,800
     77,500  CSX Corporation ....................................     4,867,775
     92,000  Cummins, Inc. ......................................     6,027,840
     50,000  Deere & Company ....................................     3,606,500
     40,000  Eaton Corporation ..................................     3,398,800
      3,000  Fluor Corp. ........................................       558,240
     30,000  Gardner Denver, Inc.* ..............................     1,704,000
     20,000  Greif, Inc. - Class A ..............................     1,280,600
     15,000  Johnson Controls, Inc. .............................       430,200
     29,500  Norfolk Southern Corporation .......................     1,848,765
     46,300  Owens-Illinois, Inc.* ..............................     1,930,247
     52,000  Parker Hannifin Corporation ........................     3,708,640
     75,000  TBS International Ltd. - Class A* ..................     2,996,250
     42,000  The Timken Company .................................     1,383,480
                                                                   ------------
                                                                     35,298,137
                                                                   ------------
             TECHNOLOGY -- 5.2%
     47,000  Arrow Electronics, Inc.* ...........................     1,443,840
     17,000  Avnet, Inc.* .......................................       463,760
     12,500  Ceradyne, Inc.* ....................................       428,750
    105,000  Hewlett-Packard Company ............................     4,642,050
     10,000  Hurco Companies, Inc.* .............................       308,900
     42,000  International Business Machines Corporation (IBM) ..     4,978,260
     30,000  Lockheed Martin Corporation ........................     2,959,800
     60,500  Northrop Grumman Corporation .......................     4,047,450
     55,214  Seagate Technology .................................     1,056,244

JAMES BALANCED: GOLDEN RAINBOW FUND
SCHEDULE OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
  Shares     COMMON STOCKS -- 34.7% (Continued)                       Value
--------------------------------------------------------------------------------
             TECHNOLOGY -- 5.2% (Continued)
     10,000  Sierra Wireless, Inc.* .............................  $    146,000
    131,500  Western Digital Corporation* .......................     4,540,695
                                                                   ------------
                                                                     25,015,749
                                                                   ------------
             UTILITIES -- 4.1%
     30,000  American Electric Power Company, Inc. ..............     1,206,900
    101,000  AT&T, Inc. .........................................     3,402,690
     14,500  CenturyTel, Inc. ...................................       516,055
     42,000  Edison International ...............................     2,157,960
     75,800  Energen Corporation ................................     5,914,674
     14,000  FirstEnergy Corporation ............................     1,152,620
     60,000  Sempra Energy ......................................     3,387,000
     45,000  The Laclede Group, Inc. ............................     1,816,650
                                                                   ------------
                                                                     19,554,549
                                                                   ------------

             TOTAL COMMON STOCKS ................................  $166,049,719
                                                                   ------------

--------------------------------------------------------------------------------
   Shares    INTERNATIONAL EQUITY FUNDS -- 0.6%                       Value
--------------------------------------------------------------------------------

     16,000  iShares MSCI EMU Index Fund ........................  $  1,567,840
     97,000  iShares MSCI Japan Index Fund ......................     1,210,560
     20,000  iShares MSCI Taiwan Index Fund .....................       282,600
                                                                   ------------

             TOTAL INTERNATIONAL EQUITY FUNDS ...................  $  3,061,000
                                                                   ------------

--------------------------------------------------------------------------------
Par Value    U.S. GOVERNMENT & AGENCY BONDS -- 58.1%                  Value
--------------------------------------------------------------------------------
$ 2,000,000  Federal Farm Credit Bank, 5.950%, 3/16/09 ..........  $  2,043,422
 10,000,000  Federal National Mortgage Association
             Discount Note, 11/19/08 ............................     9,902,870
  1,000,000  Government National Mortgage Association,
             5.500%, 6/15/23 ....................................     1,016,240
    500,000  Tennessee Valley Authority, 5.625%,
             1/18/11 ............................................       525,492
 10,000,000  U.S. Treasury Bills, 8/7/08 ........................     9,981,947
 25,000,000  U.S. Treasury Bills, 9/11/08 .......................    24,916,000
 10,000,000  U.S. Treasury Bills, 9/18/08 .......................     9,960,650
 50,000,000  U.S. Treasury Bonds, 5.250%, 11/15/28 ..............    54,199,200
 19,000,000  U.S. Treasury Bonds, 4.500%, 2/15/36 ...............    18,864,929
  5,000,000  U.S. Treasury Notes, 3.125%, 9/15/08 ...............     5,013,280
 20,000,000  U.S. Treasury Notes, 4.500%, 2/15/09 ...............    20,271,880
  5,000,000  U.S. Treasury Notes, 5.000%, 2/15/11 ...............     5,280,080
 12,500,000  U.S. Treasury Notes, 4.875%, 2/15/12 ...............    13,253,900
 13,000,000  U.S. Treasury Notes, 3.875%, 2/15/13 ...............    13,325,000
 53,000,000  U.S. Treasury Notes, 4.625%, 2/15/17 ...............    55,799,035
 35,000,000  U.S. Treasury Notes, 3.500%, 2/15/18 ...............    33,690,230
                                                                   ------------

             TOTAL U.S. GOVERNMENT & AGENCY BONDS ...............  $278,044,155
                                                                   ------------

JAMES BALANCED: GOLDEN RAINBOW FUND
SCHEDULE OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
  Par Value     CORPORATE BONDS -- 0.5%                               Value

   $500,000  Anheuser-Busch Companies, Inc., 6.000%, 4/15/11 ....  $    511,815
  2,000,000  Walmart Stores, 5.250%, 9/1/35 .....................     1,737,628
                                                                   ------------

             TOTAL CORPORATE BONDS ..............................  $  2,249,443
                                                                   ------------

--------------------------------------------------------------------------------
  Par Value     MUNICIPAL BONDS -- 2.0%                               Value
--------------------------------------------------------------------------------

 $1,000,000  Adams Co CO SD No 014 Ser 2006 UTGO, 5.000%,
             12/1/26 ............................................  $  1,027,620
  1,000,000  Citrus CA Community College Ser 2007B UTGO,
             4.750%, 6/1/31 .....................................       951,670
  1,000,000  Friendswood TX ISD Ser 2008 UTGO
             (Schoolhouse), 5.000%, 2/15/37 .....................     1,005,260
  1,000,000  Judson TX ISD Ser 2008 UTGO, 5.000%, 2/1/37 ........     1,000,650
    500,000  Kane & DeKalb Cntys IL Community Unit SD Bldg
             No 302
             Ser 2008 UTGO, 5.500%, 2/1/28 ......................       528,195
    500,000  Lamar TX Consolidated ISD Ser 2008 UTGO
             (Schoolhouse), 5.000%, 2/15/38 .....................       502,060
  1,000,000  MA St Consolidated Loan Ser 2007C UTGO,
             5.250%, 8/1/22 .....................................     1,068,470
  1,000,000  Marysville MI Pub SD Ser 2007 UTGO, 5.000%,
             5/1/32 .............................................     1,013,480
    500,000  Mt Healthy OH CSD Sch Impt Ser 2008 UTGO,
             5.000%, 12/1/26 ....................................       515,765
    550,000  OH St Higher Ed Cap Fac Ser 2000A UTGO,
             5.250%, 2/1/13 .....................................       567,303
    500,000  Springboro OH Community CSD Ser 2007 UTGO,
             5.250%, 12/1/23 ....................................       535,020
  1,000,000  Will and DuPage Cntys IL Ser 2007 UTGO
             (Bolingbrook), 5.000%, 1/1/37 ......................     1,008,280
                                                                   ------------

             TOTAL MUNICIPAL BONDS ..............................  $  9,723,773
                                                                   ------------

--------------------------------------------------------------------------------
    Shares      SHORT TERM INVESTMENTS -- 3.3%                        Value
--------------------------------------------------------------------------------
 15,728,146  First American Treasury Money Market Fund ..........  $ 15,728,146
                                                                   ------------

             TOTAL INVESTMENT SECURITIES -- 99.2%
             (Amortized Cost $432,759,490) ......................  $474,856,236

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.8% ......     3,837,572
                                                                   ------------

             NET ASSETS -- 100.0% ...............................  $478,693,808
                                                                   ============

*  Non-income producing security.

CSD - City School District

ISD - Independent School District

SD - School District

UTGO - Unlimited Tax General Obligation

See accompanying notes to financial statements.

JAMES SMALL CAP FUND
SCHEDULE OF INVESTMENTS
June 30, 2008
--------------------------------------------------------------------------------
     Shares  COMMON STOCKS -- 81.4%                                    Value
--------------------------------------------------------------------------------
             BASIC MATERIALS -- 9.3%
     27,500  Alliance Resource Partners, L.P. ...................  $  1,531,200
     40,600  NOVA Chemicals Corporation .........................     1,001,602
    146,800  Olin Corporation ...................................     3,843,224
     20,000  OM Group, Inc.* ....................................       655,800
     73,690  Schnitzer Steel Industries, Inc. - Class A .........     8,444,874
     48,800  W.R. Grace & Company* ..............................     1,146,312
                                                                   ------------
                                                                     16,623,012
                                                                   ------------
             CONGLOMERATE -- 1.3%
    115,200  LSB Industries, Inc.* ..............................     2,280,960
                                                                   ------------

             CONSUMER, CYCLICAL -- 8.7%
    220,003  Barry (R.G.) Corporation* ..........................     1,883,226
     59,820  BJ's Wholesale Club, Inc.* .........................     2,315,034
     29,900  DreamWorks Animation SKG, Inc. - Class A* ..........       891,319
     38,020  Gymboree Corporation* ..............................     1,523,461
     65,800  JAKKS Pacific, Inc.* ...............................     1,437,730
     51,900  Netflix, Inc.* .....................................     1,353,033
     21,300  Polaris Industries, Inc. ...........................       860,094
     79,280  The Buckle, Inc. ...................................     3,625,474
     20,300  The Warnaco Group, Inc.* ...........................       894,621
     78,460  Zones, Inc.* .......................................       614,342
                                                                   ------------
                                                                     15,398,334
                                                                   ------------
             CONSUMER, NON-CYCLICAL -- 11.7%
    103,000  Cal-Maine Foods, Inc. ..............................     3,397,970
    128,540  Darling International, Inc.* .......................     2,123,481
    103,386  Fresh Del Monte Produce, Inc.* .....................     2,436,808
     34,400  Lincare Holdings, Inc.* ............................       976,960
    109,300  Ruddick Corporation ................................     3,750,083
     44,340  The Brink's Company ................................     2,900,723
    152,940  Tupperware Brands Corporation ......................     5,233,606
                                                                   ------------
                                                                     20,819,631
                                                                   ------------
             ENERGY -- 4.3%
     30,360  Basic Energy Services, Inc.* .......................       956,340
     79,500  Frontier Oil Corporation ...........................     1,900,845
     34,400  Lufkin Industries, Inc. ............................     2,864,832
     28,800  Magellan Midstream Partners, L.P. ..................     1,024,992
     84,975  Parker Drilling Company* ...........................       850,600
                                                                   ------------
 ................................................................     7,597,609
                                                                   ------------

JAMES SMALL CAP FUND
SCHEDULE OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
  Shares     COMMON STOCKS -- 81.4% (Continued)                       Value
--------------------------------------------------------------------------------
             FINANCIAL -- 9.7%
     75,600  American Physicians Capital, Inc. ..................  $  3,662,064
     46,560  Federal Agricultural Mortgage Corporation -
             Class C ............................................     1,153,757
    147,750  FPIC Insurance Group, Inc.* ........................     6,696,031
     19,840  Greenhill & Company, Inc. ..........................     1,068,582
     35,700  Harleysville Group, Inc. ...........................     1,207,731
     80,880  Knight Capital Group, Inc. - Class A* ..............     1,454,222
     75,380  Oriental Financial Group, Inc. .....................     1,074,919
     52,840  Selective Insurance Group, Inc. ....................       991,278
                                                                   ------------
                                                                     17,308,584
                                                                   ------------
             INDUSTRIAL -- 19.8%
     38,450  Ampco-Pittsburgh Corporation .......................     1,710,256
     97,200  Applied Industrial Technologies, Inc. ..............     2,349,324
    134,960  Cascade Corporation ................................     5,711,507
    133,000  Chase Corporation ..................................     2,492,420
     41,950  Gardner Denver, Inc.* ..............................     2,382,760
    108,550  GrafTech International Ltd.* .......................     2,912,397
     32,300  Greif, Inc. - Class A ..............................     2,068,169
     29,550  GulfMark Offshore, Inc.* ...........................     1,719,219
    134,550  Metalico, Inc.* ....................................     2,357,316
    476,911  North American Galvanizing & Coatings, Inc.* .......     4,192,048
     48,500  Park-Ohio Holdings Corporation* ....................       715,860
     85,800  Tsakos Energy Navigation Ltd. ......................     3,181,464
     34,400  Twin Disc, Inc. ....................................       719,992
     97,420  VSE Corporation ....................................     2,679,050
                                                                   ------------
                                                                     35,191,782
                                                                   ------------
             TECHNOLOGY -- 7.5%
     25,700  Comtech Telecommunications Corporation* ............     1,259,300
     23,059  Corel Corporation* .................................       215,832
     23,900  DRS Technologies, Inc. .............................     1,881,408
    113,750  Hurco Companies, Inc.* .............................     3,513,738
     24,900  Preformed Line Products Company ....................     1,003,719
     37,200  Shanda Interactive Entertainment Ltd.* .............     1,009,980
     24,400  Triumph Group, Inc. ................................     1,149,240
    224,600  United Online, Inc. ................................     2,252,738
     28,100  WESCO International, Inc.* .........................     1,125,124
                                                                   ------------
                                                                     13,411,079
                                                                   ------------
             UTILITIES -- 9.1%
     87,751  Atlantic Tele-Network, Inc. ........................     2,414,030
     43,200  Hawaiian Electric Industries, Inc. .................     1,068,336
     86,400  New Jersey Resources Corporation ...................     2,820,960
    160,700  Northwest Natural Gas Company ......................     7,433,982
     69,539  WGL Holdings, Inc. .................................     2,415,785
                                                                   ------------
                                                                     16,153,093
                                                                   ------------

             TOTAL COMMON STOCKS ................................  $144,784,084
                                                                   ------------

JAMES SMALL CAP FUND
SCHEDULE OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
    Shares      SHORT TERM INVESTMENTS -- 19.2%                       Value
--------------------------------------------------------------------------------
    14,487,631  First American Treasury Money Market Fund .......  $ 14,487,631
    10,000,000  U.S. Treasury Bills, 9/18/08 ....................     9,960,650
    10,000,000  U.S. Treasury Bills, 6/4/09 .....................     9,786,400
                                                                   ------------
                TOTAL SHORT TERM INVESTMENTS ....................  $ 34,234,681
                                                                   ------------

                TOTAL INVESTMENT SECURITIES -- 100.6%
                (Cost $164,960,498) .............................  $179,018,765

                LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.6%)..    (1,103,909)
                                                                   ------------

                NET ASSETS -- 100.0% ............................  $177,914,856
                                                                   ============

*  Non-income producing security.

See accompanying notes to financial statements.

JAMES MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS
June 30, 2008
--------------------------------------------------------------------------------
  Shares    COMMON STOCKS -- 64.9%                                      Value
--------------------------------------------------------------------------------
            BASIC MATERIALS -- 9.3%
    20,440  Celanese Corporation ................................  $    933,291
    17,000  Dow Chemical Company ................................       593,470
     7,800  FMC Corporation .....................................       604,032
    25,000  Methanex Corporation ................................       700,500
     9,000  Nucor Corporation ...................................       672,030
    25,000  RPM International, Inc. .............................       515,000
     5,180  Terra Nitrogen Company, L.P. ........................       672,571
                                                                   ------------
                                                                      4,690,894
                                                                   ------------
            CONSUMER, CYCLICAL -- 8.4%
    10,975  Best Buy Company, Inc. ..............................       434,610
    24,640  Bob Evans Farms, Inc. ...............................       704,704
    25,575  Dollar Tree, Inc.* ..................................       836,047
    18,850  McDonald's Corporation ..............................     1,059,747
    25,990  The Buckle, Inc. ....................................     1,188,522
                                                                   ------------
                                                                      4,223,630
                                                                   ------------
            CONSUMER, NON-CYCLICAL -- 9.6%
    18,970  Merck & Company, Inc. ...............................       714,979
    11,100  Molson Coors Brewing Company - Class B ..............       603,063
     9,100  The Brink's Company .................................       595,322
    30,460  Tupperware Brands Corporation .......................     1,042,341
    21,200  Watson Wyatt Worldwide, Inc. ........................     1,121,269
    15,300  Wyeth ...............................................       733,788
                                                                   ------------
                                                                      4,810,762
                                                                   ------------
            ENERGY -- 6.2%
    19,500  Bolt Technology Corporation* ........................       440,115
     8,330  Devon Energy Corporation ............................     1,000,933
    10,550  Exxon Mobil Corporation .............................       929,772
     4,000  Hess Corporation ....................................       504,760
     5,980  Valero Energy Corporation ...........................       246,256
                                                                   ------------
                                                                      3,121,836
                                                                   ------------
            FINANCIAL -- 4.5%
    14,770  Assurant, Inc. ......................................       974,229
    14,400  Federal Agricultural Mortgage Corporation - Class C..       356,832
     7,800  Greenhill & Company, Inc. ...........................       420,108
     6,500  Hospitality Properties Trust ........................       158,990
    25,600  Oriental Financial Group, Inc. ......................       365,056
                                                                   ------------
                                                                      2,275,215
                                                                   ------------
            INDUSTRIAL -- 9.4%
    15,800  CSX Corporation .....................................       992,398
    18,200  Cummins, Inc. .......................................     1,192,464
     2,500  Fluor Corporation ...................................       465,200
    13,800  Greif, Inc. - Class A ...............................       883,614
     8,200  GulfMark Offshore, Inc.* ............................       477,076
    16,650  Owens-Illinois, Inc.* ...............................       694,139
                                                                   ------------
                                                                      4,704,891
                                                                   ------------

JAMES MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
    Shares      COMMON STOCKS -- 64.9% (Continued)                     Value
--------------------------------------------------------------------------------
                TECHNOLOGY -- 7.7%
         9,770  Arrow Electronics, Inc.* ........................  $    300,134
        16,700  Avnet, Inc.* ....................................       455,576
        16,130  Hewlett-Packard Company .........................       713,107
         9,550  Hurco Companies, Inc.* ..........................       295,000
         8,490  International Business Machines Corporation
                (IBM) ...........................................     1,006,320
         5,790  Northrop Grumman Corporation ....................       387,351
         7,500  Precision Castparts Corporation .................       722,775
                                                                   ------------
                                                                      3,880,263
                                                                   ------------
                UTILITIES -- 9.8%
        20,000  Edison International ............................     1,027,599
        12,825  Energen Corporation .............................     1,000,734
        27,030  MDU Resources Group, Inc. .......................       942,266
        17,330  Sempra Energy ...................................       978,279
        24,100  The Laclede Group, Inc. .........................       972,917
                                                                   ------------
                                                                      4,921,795
                                                                   ------------
                TOTAL COMMON STOCKS .............................  $ 32,629,286
                                                                   ------------

--------------------------------------------------------------------------------
    Shares      SHORT TERM INVESTMENTS -- 45.7%                        Value
--------------------------------------------------------------------------------
     3,232,027  First American Treasury Money Market Fund .......  $  3,232,027
    10,000,000  U.S. Treasury Bills, 8/7/08 .....................     9,981,947
    10,000,000  U.S. Treasury Bills, 6/4/09 .....................     9,786,400
                                                                   ------------
                TOTAL SHORT TERM INVESTMENTS ....................  $ 23,000,374
                                                                   ------------

                TOTAL INVESTMENT SECURITIES -- 110.6%
                (Cost $52,507,381) ..............................  $ 55,629,660

                SEGREGATED CASH WITH BROKERS -- 50.2% ...........    25,245,721

                SECURITIES SOLD SHORT -- (61.2)% (Proceeds
                $37,417,510) ....................................   (30,772,020)

                OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4% ...       185,844
                                                                   ------------

                NET ASSETS -- 100.0% ............................  $ 50,289,205
                                                                   ============

*  Non-income producing security.

See accompanying notes to financial statements.

JAMES MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT
June 30, 2008
--------------------------------------------------------------------------------
   Shares     COMMON STOCKS -- 60.1%                                   Value
--------------------------------------------------------------------------------
              BASIC MATERIALS -- 6.5%
      48,375  AbitibiBowater, Inc. ..............................  $    451,339
      93,365  Gammon Gold, Inc. .................................     1,013,010
      32,120  Georgia Gulf Corporation ..........................        93,149
      71,150  Louisiana-Pacific Corporation .....................       604,063
      44,437  MAG Silver Corporation ............................       437,704
      53,700  NovaGold Resources, Inc. ..........................       400,065
       1,725  Patriot Coal Corporation ..........................       264,425
                                                                   ------------
                                                                      3,263,755
                                                                   ------------
              CONSUMER, CYCLICAL -- 12.6%
      25,050  Centex Corporation ................................       334,918
      59,250  Champion Enterprises, Inc. ........................       346,612
      71,880  Cumulus Media, Inc. - Class A .....................       283,207
      36,300  GSI Commerce, Inc. ................................       494,769
      82,630  Isle of Capri Casinos, Inc. .......................       395,798
      19,080  KB HOME ...........................................       323,024
       5,900  Las Vegas Sands Corporation .......................       279,896
      42,900  Leapfrog Enterprises, Inc. ........................       356,928
      14,630  Lennar Corporation ................................       180,535
      15,450  Lululemon Athletica, Inc. .........................       448,977
       6,860  M.D.C. Holdings, Inc. .............................       267,952
      11,800  MercadoLibre, Inc. ................................       406,982
      44,500  Morgans Hotel Group ...............................       458,350
      39,090  Pulte Homes, Inc. .................................       376,437
      35,980  RCN Corporation ...................................       387,864
     183,400  Rite Aid Corporation ..............................       291,606
      60,945  Warner Music Group Corporation ....................       435,147
      36,340  XM Satellite Radio Holdings, Inc. .................       284,906
                                                                   ------------
                                                                      6,353,908
                                                                   ------------
              CONSUMER, NON-CYCLICAL -- 13.5%
      57,550  Accuray, Inc. .....................................       419,539
      28,800  Advanced Medical Optics, Inc. .....................       539,712
      64,280  Allscripts Healthcare Solutions, Inc. .............       797,715
      13,600  AMAG Pharmaceuticals, Inc. ........................       463,760
      34,450  Conceptus, Inc. ...................................       636,980
      50,630  CV Therapeutics, Inc. .............................       416,685
      63,440  ev3, Inc. .........................................       601,411
      28,875  Insulet Corporation ...............................       454,204
      36,230  MDS, Inc. .........................................       586,926
      35,000  Pilgrim's Pride Corporation - Class B .............       454,650
      35,769  Reddy Ice Holdings, Inc. ..........................       489,320
      28,900  Rigel Pharmaceuticals, Inc. .......................       654,874
      54,690  Senomyx, Inc. .....................................       269,622
                                                                   ------------
                                                                      6,785,398
                                                                   ------------

JAMES MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT (Continued)
--------------------------------------------------------------------------------
  Shares     COMMON STOCKS -- 60.1% (Continued)                        Value
--------------------------------------------------------------------------------
             ENERGY -- 6.4%
     11,350  Atlas Pipeline Partners, L.P. ......................  $    443,331
     14,160  Cheniere Energy, Inc. ..............................        61,880
     38,950  Clean Energy Fuels Corporation .....................       447,535
     37,000  Delta Petroleum Corporation ........................       944,240
     37,470  FX Energy, Inc. ....................................       197,467
      5,950  Goodrich Petroleum Corporation .....................       493,374
     23,450  Hiland Holdings GP, L.P. ...........................       631,743
                                                                   ------------
                                                                      3,219,570
                                                                   ------------
             FINANCIAL -- 6.4%
     26,000  Citigroup, Inc. ....................................       435,760
     62,575  First Horizon National Corporation .................       464,932
      8,070  Forest City Enterprises, Inc. - Class A ............       260,016
      8,450  Legg Mason, Inc. ...................................       368,166
     13,975  Merrill Lynch & Company, Inc. ......................       443,147
     17,500  PrivateBancorp, Inc. ...............................       531,650
     27,480  Superior Bancorp ...................................       233,306
     39,460  TFS Financial Corporation ..........................       457,341
                                                                   ------------
                                                                      3,194,318
                                                                   ------------
             INDUSTRIAL -- 1.8%
     93,700  Accuride Corporation ...............................       398,225
     70,000  Symyx Technologies, Inc. ...........................       488,600
                                                                   ------------
                                                                        886,825
                                                                   ------------
             INTERNATIONAL -- 0.8%
    133,400  Semiconductor Manufacturing International
             Corporation ........................................       388,194
                                                                   ------------

             TECHNOLOGY -- 9.1%
     47,335  3D Systems Corporation .............................       449,682
     34,100  ACI Worldwide, Inc. ................................       599,819
     71,700  Advanced Micro Devices, Inc. .......................       418,011
     61,000  AudioCodes Ltd. ....................................       223,871
     27,715  InfoSpace, Inc. ....................................       230,866
     22,310  Marvell Technology Group Ltd. ......................       393,995
     72,090  Micron Technology, Inc. ............................       432,540
     44,270  Momenta Pharmaceuticals, Inc. ......................       544,521
     24,045  Rambus, Inc. .......................................       458,538
     38,130  Theravance, Inc. ...................................       452,603
     33,650  Wind River Systems, Inc. ...........................       366,448
                                                                   ------------
                                                                      4,570,894
                                                                   ------------
             UTILITIES -- 3.0%
     29,975  Cbeyond, Inc. ......................................       480,200
     29,725  EnerNOC, Inc. ......................................       533,564
     29,583  Neutral Tandem, Inc. ...............................       517,702
                                                                   ------------
                                                                      1,531,466
                                                                   ------------

             TOTAL COMMON STOCKS SOLD SHORT .....................  $ 30,194,328
                                                                   ------------

JAMES MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT (Continued)
--------------------------------------------------------------------------------
  Shares    INTERNATIONAL EQUITY FUNDS -- 1.8%                         Value
--------------------------------------------------------------------------------
     3,600  iShares FTSE/Xinhua China 25 Index Fund                $    473,364
     4,200  Powershares Golden Dragon Halter USX China Portfolio        104,328
                                                                   ------------

            TOTAL INTERNATIONAL EQUITY FUNDS SOLD SHORT            $    577,692
                                                                   ------------

            TOTAL INVESTMENTS SOLD SHORT -- 61.2% (Proceeds
            $37,417,510)                                           $ 30,772,020
                                                                   ============

See accompanying notes to financial statements.

JAMES EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2008
--------------------------------------------------------------------------------
  Shares     COMMON STOCKS -- 81.3%                                    Value
--------------------------------------------------------------------------------
             BASIC MATERIALS -- 14.5%
     10,630  Celanese Corporation................................  $    485,366
      2,240  Dow Chemical Company................................        78,198
      7,400  FMC Corporation.....................................       573,056
      3,780  Nucor Corporation...................................       282,253
      7,965  Schnitzer Steel Industries, Inc. - Class A..........       912,788
                                                                   ------------
                                                                      2,331,661
                                                                   ------------
             CONSUMER, CYCLICAL -- 9.7%
      7,500  Darden Restaurants, Inc. ...........................       239,550
      5,900  JAKKS Pacific, Inc.*................................       128,915
     10,400  McDonald's Corporation..............................       584,688
      4,900  Netflix, Inc.*......................................       127,743
      9,116  The Buckle, Inc.....................................       416,875
      2,540  Walt Disney Company.................................        79,248
                                                                   ------------
                                                                      1,577,019
                                                                   ------------
             CONSUMER, NON-CYCLICAL -- 8.4%
        950  Bunge Ltd. .........................................       102,306
      7,240  Fresh Del Monte Produce, Inc.*......................       170,647
      6,580  Hewitt Associates, Inc. - Class A*..................       252,211
      3,320  Molson Coors Brewing Company - Class B..............       180,376
      1,980  The Brink's Company.................................       129,532
     10,000  Watson Wyatt Worldwide, Inc. .......................       528,899
                                                                   ------------
                                                                      1,363,971
                                                                   ------------
             ENERGY -- 8.3%
      1,970  Apache Corporation..................................       273,830
      2,240  Devon Energy Corporation............................       269,158
      4,900  Exxon Mobil Corporation.............................       431,837
     15,660  Frontier Oil Corporation............................       374,431
                                                                   ------------
                                                                      1,349,256
                                                                   ------------
             FINANCIAL -- 8.4%
     10,665  American Financial Group, Inc. .....................       285,289
      9,180  American Physicians Capital, Inc....................       444,678
      4,360  Assurant, Inc.......................................       287,586
      3,120  Federal Agricultural Mortgage Corporation - Class C.        77,314
      5,660  Knight Capital Group, Inc.*.........................       101,767
      6,240  Mercer Insurance Group, Inc. .......................       108,576
      4,360  Oriental Financial Group, Inc.......................        62,174
                                                                   ------------
                                                                      1,367,384
                                                                   ------------

JAMES EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
 Shares      COMMON STOCKS -- 81.3% (Continued)                        Value
--------------------------------------------------------------------------------
             INDUSTRIAL -- 12.7%
      4,660  CSX Corporation.....................................  $    292,695
      7,200  Cummins, Inc. ......................................       471,743
      6,960  Gardner Denver, Inc.*...............................       395,328
      7,500  GrafTech International Ltd.*........................       201,225
      3,760  Greif, Inc. - Class A...............................       240,753
      2,240  GulfMark Offshore, Inc.*............................       130,323
      8,030  Owens-Illinois, Inc.*...............................       334,771
                                                                   ------------
                                                                      2,066,838
                                                                   ------------
             TECHNOLOGY -- 9.0%
     11,700  Hewlett-Packard Company.............................       517,257
      2,990  International Business Machines Corporation (IBM)...       354,405
      6,300  Northrop Grumman Corporation........................       421,470
      8,260  Seagate Technology..................................       158,014
                                                                   ------------
                                                                      1,451,146
                                                                   ------------
             UTILITIES -- 10.3%
     17,200  AT&T, Inc...........................................       579,468
      1,900  DTE Energy Company..................................        80,636
      1,580  Edison International................................        81,180
     10,890  Energen Corporation.................................       849,747
      2,140  The Laclede Group, Inc. ............................        86,392
                                                                   ------------
                                                                      1,677,423
                                                                   ------------

             TOTAL COMMON STOCKS.................................  $ 13,184,698
                                                                   ------------

--------------------------------------------------------------------------------
 Shares      PREFERRED STOCKS -- 1.9%                                 Value
--------------------------------------------------------------------------------
             FINANCIAL -- 0.6%
      4,000  General Electric Capital Corporation,
             6.00%, 4/24/12 .....................................  $    101,520
                                                                   ------------

             UTILITIES -- 1.3%
      3,000  American Electric Power, 8.75%, 3/01/13.............        77,280
      5,000  AT&T, Inc., 6.375%, 2/15/12.........................       125,050
                                                                   ------------
                                                                        202,330
                                                                   ------------

             TOTAL PREFERRED STOCKS..............................  $    303,850
                                                                   ------------

JAMES EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
  Shares     SHORT TERM INVESTMENTS -- 30.9%                          Value
--------------------------------------------------------------------------------
  3,213,520  First American Treasury Money Market Fund...........  $  3,213,520
  1,800,000  U.S. Treasury Bills, 9/18/08........................     1,792,917
                                                                   ------------
             TOTAL SHORT TERM INVESTMENTS........................  $  5,006,437
                                                                   ------------

             TOTAL INVESTMENT SECURITIES -- 114.1%
             (Cost $15,829,196)..................................  $ 18,494,985

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (14.1%)....    (2,281,377)
                                                                   ------------

             NET ASSETS -- 100.0% ...............................  $ 16,213,608
                                                                   ============


*  Non-income producing security.

See accompanying notes to financial statements.

JAMES MID CAP FUND
SCHEDULE OF INVESTMENTS
June 30, 2008
--------------------------------------------------------------------------------
  Shares     COMMON STOCKS -- 88.5%                                   Value
--------------------------------------------------------------------------------
             BASIC MATERIALS -- 9.4%
      5,000  Albermarle Corporation..............................  $    199,550
      4,500  Commercial Metals Company...........................       169,650
      7,000  Methanex Corporation................................       196,140
                                                                   ------------
                                                                        565,340
                                                                   ------------
             CONSUMER, CYCLICAL -- 9.4%
      4,000  BJ's Wholesale Club, Inc.*..........................       154,800
      2,000  Bristow Group, Inc.*................................        98,980
      4,000  Darden Restaurants, Inc. ...........................       127,760
      5,500  Dollar Tree, Inc.*..................................       179,795
                                                                   ------------
                                                                        561,335
                                                                   ------------
             CONSUMER, NON-CYCLICAL -- 18.0%
      3,500  Corn Products International, Inc....................       171,885
      8,500  Darling International, Inc.*........................       140,420
      2,000  Molson Coors Brewing Company - Class B..............       108,660
      4,000  Ruddick Corporation.................................       137,240
      3,000  The Brink's Company.................................       196,260
      3,200  The Toro Company....................................       106,464
      4,000  Watson Wyatt Worldwide, Inc. .......................       211,560
                                                                   ------------
                                                                      1,072,489
                                                                   ------------
             ENERGY -- 6.2%
      5,000  Frontier Oil Corporation............................       119,550
      1,600  Questar Corporation.................................       113,664
      3,000  Sunoco Logistics Partners L.P. .....................       140,700
                                                                   ------------
                                                                        373,914
                                                                   ------------
             FINANCIAL -- 10.6%
      5,000  American Financial Group, Inc. .....................       133,750
      3,000  Assurant, Inc.......................................       197,880
      4,000  International Bancshares Corporation................        85,480
      7,500  Knight Capital Group, Inc.*.........................       134,850
      3,500  W.R. Berkley Corporation............................        84,560
                                                                   ------------
                                                                        636,520
                                                                   ------------
             INDUSTRIAL -- 14.2%
      2,500  AGCO Corporation*...................................       131,025
      3,500  Gardner Denver, Inc.*...............................       198,800
      7,500  GrafTech International Ltd.*........................       201,225
      3,000  Greif, Inc. - Class A...............................       192,090
      4,000  The Timken Company..................................       131,760
                                                                   ------------
                                                                        854,900
                                                                   ------------

JAMES MID CAP FUND
SCHEDULE OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
  Shares     COMMON STOCKS -- 88.5% (Continued)                       Value
--------------------------------------------------------------------------------
             INTERNATIONAL -- 1.7%
      2,500  Sims Group Ltd. ADR.................................  $     99,750
                                                                   ------------
             TECHNOLOGY -- 6.5%
      2,500  Comtech Telecommunications Corporation*.............       122,500
      3,000  Teledyne Technologies, Inc.*........................       146,370
      3,500  Western Digital Corporation*........................       120,855
                                                                   ------------
                                                                        389,725
                                                                   ------------
             UTILITIES -- 12.5%
      4,000  CenturyTel, Inc. ...................................       142,360
      3,000  DTE Energy Company..................................       127,320
      3,500  Energen Corporation.................................       273,105
      6,000  MDU Resources Group, Inc............................       209,160
                                                                   ------------
                                                                        751,945
                                                                   ------------

             TOTAL COMMON STOCKS.................................  $  5,305,918
                                                                   ------------

--------------------------------------------------------------------------------
  Shares     PREFERRED STOCK -- 2.4%                                   Value
--------------------------------------------------------------------------------
             FINANCIAL -- 2.4%
      2,500  Celanese Corporation, Series P, 4.25%...............  $    146,875
                                                                   ------------

--------------------------------------------------------------------------------
  Shares     SHORT TERM INVESTMENTS -- 9.1%                            Value
--------------------------------------------------------------------------------
    147,736  First American Treasury Money Market Fund...........  $    147,736
    400,000  U.S. Treasury Bills, 9/18/08........................       398,426
                                                                   ------------
             TOTAL SHORT TERM INVESTMENTS........................  $    546,162
                                                                   ------------

             TOTAL INVESTMENT SECURITIES -- 100.0%
             (Cost $5,622,336)...................................  $  5,998,955

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.0%........        2,922
                                                                   ------------

             NET ASSETS -- 100.0%                                  $  6,001,877
                                                                   ============

*  Non-income producing security.

ADR - American Depository Receipts.

See accompanying notes to financial statements.

JAMES ADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2008
--------------------------------------------------------------------------------

1. General Information and Significant Accounting Policies

James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Market Neutral Fund and James Mid Cap Fund are each a diversified series of James Advantage Funds (the "Trust"), and James Equity Fund is a non-diversified series of the Trust (individually the "Fund," collectively the "Funds"). The Trust is an open-end management investment company that was organized as an Ohio business trust on August 29, 1997. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"). James Balanced: Golden Rainbow Fund was originally organized as a series of the Flagship Admiral Funds Inc., a Maryland corporation. On June 26, 1998, pursuant to an Agreement and Plan of Reorganization, James Balanced: Golden Rainbow Fund was restructured through a tax-free reorganization as a series of the Trust. The James Small Cap Fund and James Market Neutral Fund each commenced its public offering of shares on October 2, 1998. The James Equity Fund commenced its public offering of shares on November 1, 1999. The James Mid Cap Fund commenced its public offering of shares on June 30, 2006.

James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The Fund seeks to achieve its objective by investing primarily in common stocks and/or debt securities that the Fund's adviser, James Investment Research, Inc. ("James"), believes are undervalued.

James Small Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of small capitalization companies.

James Market Neutral Fund seeks to provide positive returns regardless of the direction of the stock markets. The Fund seeks to achieve its objective by investing in common stocks that James believes are undervalued and more likely to appreciate, and selling short common stocks that James believes are overvalued and more likely to depreciate.

James Equity Fund seeks to provide long-term capital appreciation and outperform the Standard & Poor's 500 Index (the "S&P 500 Index"). The Fund seeks to achieve its objective by investing primarily in equity securities without regard to the market capitalization of the stock. The Fund often buys stocks in the S&P 500 Index.

James Mid Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of mid capitalization companies.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements, in accordance with accounting principles generally accepted in the United States of America ("GAAP").

Share Valuation

The net asset value per share of each Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The net asset value is determined as of the close of the NYSE (generally, 4:00 p.m., Eastern time) on each day that the NYSE is open for business, and on any other day on which there is sufficient trading in a Fund's securities to materially affect the net asset value.

Redemption Fees

Effective February 21, 2007, the Board of Trustees of the James Advantage Funds voted to abolish the redemption fees for the James Small Cap Fund, the James Market Neutral Fund, the James Equity Fund, and the James Mid Cap Fund. Prior to February 21, 2007, the Funds charged a redemption fee of 1.00% of the amount redeemed if the shares sold were held for fewer than 90 days. The redemption fees were paid directly to the Funds.

JAMES ADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

Securities Valuation

Securities that are traded on any exchange are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in James's opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ over-the-counter market are valued at their NASDAQ Official Closing Price ("NOCP") for all NASDAQ National Market ("NNM") and NASDAQ Capital Market(R) securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the time as of which the Fund calculates its net asset value) that materially affects a security's value, when James determines that the market quotation does not accurately reflect the current value or when a restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees. The Funds may use pricing services to determine market value for securities. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust's good faith pricing guidelines, James is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from security transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The James Balanced: Golden Rainbow Fund will instruct its custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. As of June 30, 2008, the James Balanced:
Golden Rainbow Fund had no such outstanding purchase commitments.

Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

JAMES ADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

Short Sales and Segregated Cash

The James Market Neutral Fund (the "Fund") actively sells short common stocks. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. If a security sold short pays a dividend while the Fund is short that security, the Fund will pay the dividend and record that amount as an expense.

All short sales are collateralized, as required by the Fund's prime broker. The Fund maintains the collateral in segregated accounts consisting of cash and/or high-grade liquid assets sufficient to collateralize the market value of its short positions.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on all debt securities. Amortization and accretion is calculated using the effective yield method.

Dividends and Distributions to Shareholders

Net investment income, if any, is generally declared and distributed to shareholders of each Fund quarterly. Net realized capital gains from security transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Accordingly, temporary overdistributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from security transactions, where applicable.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Federal Income Taxes

The Funds generally intend to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

JAMES ADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

The tax character of distributions paid for the years ended June 30, 2008 and 2007 was as follows:

-------------------------------------------------------------------------------------------------
                                             James Balanced:                James Small Cap
                                           Golden Rainbow Fund                    Fund
                                      -----------------------------------------------------------
                                          2008            2007            2008            2007
-------------------------------------------------------------------------------------------------
From ordinary income ............     $ 8,530,879     $ 6,967,365     $ 1,055,734     $ 3,153,359
From long-term capital gains ....       6,766,534       5,273,855              --         649,545
From return of capital ..........              --              --              --         144,227
                                      -----------     -----------     -----------     -----------
                                      $15,297,413     $12,241,220     $ 1,055,734     $ 3,947,131
                                      ===========     ===========     ===========     ===========
-------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                         James Market Neutral              James Equity                 James Mid Cap
                                                 Fund                          Fund                          Fund
                                      -------------------------------------------------------------------------------------
                                          2008          2007           2008           2007           2008           2007
---------------------------------------------------------------------------------------------------------------------------
From ordinary income ............     $  629,826     $2,166,597     $   47,752     $   97,518     $   18,785     $   14,614
From long-term capital gains ....             --             --         12,335             --             --             --
                                      ----------     ----------     ----------     ----------     ----------     ----------
                                      $  629,826     $2,166,597     $   60,087     $   97,518     $   18,785     $   14,614
                                      ==========     ==========     ==========     ==========     ==========     ==========
---------------------------------------------------------------------------------------------------------------------------

The following information is computed on a tax basis for each item as of June 30, 2008:

----------------------------------------------------------------------------------------------------------------------------
                                                 James
                                               Balanced:         James            James            James             James
                                            Golden Rainbow     Small Cap     Market Neutral       Equity           Mid Cap
                                                 Fund            Fund             Fund             Fund              Fund
----------------------------------------------------------------------------------------------------------------------------
Cost of portfolio investments ..........   $ 433,416,829    $ 164,960,498    $  52,505,418    $  15,829,196    $   5,622,336
                                           =============    =============    =============    =============    =============
Gross unrealized appreciation ..........   $  47,831,489    $  24,850,734    $   4,912,329    $   3,218,823    $     740,112
Gross unrealized depreciation ..........      (6,392,082)     (10,792,467)      (1,788,087)        (553,034)        (363,493)
                                           -------------    -------------    -------------    -------------    -------------
Net unrealized appreciation ............      41,439,407       14,058,267        3,124,242        2,665,789          376,619
Net unrealized appreciation
  on securities sold short .............              --               --        6,645,490               --               --
Capital loss carryforward ..............              --      (17,239,544)      (7,293,231)              --          (47,388)
Post-October losses ....................      (1,285,637)     (15,772,951)        (866,178)              --         (240,896)
Undistributed net investment income ....              --               --               --               --              525
Undistributed long-term gains ..........          30,786               --               --        1,230,653               --
Other temporary differences ............         (79,529)          (5,685)              --               --               --
                                           -------------    -------------    -------------    -------------    -------------
    Accumulated earnings ...............   $  40,105,027    $ (18,959,913)   $   1,610,323    $   3,896,442    $      88,860
                                           =============    =============    =============    =============    =============
----------------------------------------------------------------------------------------------------------------------------

The difference between the cost of portfolio investments and financial statement cost for the Funds is due to certain timing differences differences in the recognition of capital losses under income tax regulations and GAAP.

JAMES ADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

During the year ended June 30, 2008, the James Market Neutral and the James Equity Fund utilized $1,649,049 and $1,033,467 of capital loss carryforwards, respectively. The capital loss carryforwards remaining as of June 30, 2008 in the table below expire as follows:

--------------------------------------------------------------------------------
                                               Amount          Expiration Date
--------------------------------------------------------------------------------
James Small Cap Fund .....................  $17,239,544         June 30, 2016
James Market Neutral Fund ................     $194,196         June 30, 2013
                                               $642,007         June 30, 2014
                                             $6,457,028         June 30, 2015
James Mid Cap Fund .......................      $47,388         June 30, 2016
--------------------------------------------------------------------------------

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds have analyzed their tax positions on Federal income tax returns for all open years (tax years ended June 30, 2005 through 2008) for purposes of implementing FIN?48 and have concluded that no provision for income tax is required in the financial statements.

Reclassification of Capital Accounts

Reclassifications result primarily from the difference in the tax treatment of net investment losses and distributions in excess of net invesment income. The following reclassifications have been made on the Statement of Assets and Liabilities and have no impact on the net assets or net asset value of the
Funds:

---------------------------------------------------------------------------------------------------
                                                                  Undistributed       Accumulated
                                                 Paid-In         Net Investment       Net Realized
                                                 Capital             Income          Gains (Losses)
---------------------------------------------------------------------------------------------------
James Balanced: Golden Rainbow Fund ....     $           --      $       20,593     $      (20,593)
James Small Cap Fund ...................     $      (20,947)     $       20,947     $           --
James Market Neutral Fund ..............     $     (292,157)     $      305,071     $      (12,914)
James Equity Fund ......................     $           --      $       12,335     $      (12,335)
James Mid Cap Fund .....................     $           --      $        4,214     $       (4,214)
---------------------------------------------------------------------------------------------------

JAMES ADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

2. Securities Transactions

Purchases and sales (including maturities) of investments in long-term U.S. Government obligations for James Balanced: Golden Rainbow Fund for the year ended June 30, 2008 were as follows:

--------------------------------------------------------------------------------
                                                     Purchases          Sales
--------------------------------------------------------------------------------
James Balanced: Golden Rainbow Fund...........    $  177,819,932   $  96,094,716
--------------------------------------------------------------------------------

Purchases and sales (including maturities) of investments in other securities for the year ended June 30, 2008 were as follows:

--------------------------------------------------------------------------------
                                                     Purchases          Sales
--------------------------------------------------------------------------------
James Balanced:  Golden Rainbow Fund...........    $ 105,504,832   $  75,128,514
James Small Cap Fund...........................      127,259,424     240,380,359
James Market Neutral Fund......................       27,343,026      23,730,793
James Equity Fund..............................        9,937,003      18,698,485
James Mid Cap Fund.............................        3,265,322       3,337,186
--------------------------------------------------------------------------------

For the year ended June 30, 2008, the cost of securities purchased to cover short sales and the proceeds from securities sold short were $37,100,726 and $38,652,810, respectively, for the James Market Neutral Fund.

3. Management Fee and Other Transactions with Affiliates

A trustee and certain officers of the Trust were also officers of James or JPMorgan Chase Bank, N.A. ("JPMorgan"), the administrative services agent, shareholder services and transfer agent and accounting services agent for the Trust during the year ended June 30, 2008.

Investment Management Agreement

The Funds retain James to manage the Funds' investments. The investment decisions for the Funds are made by a committee of James' personnel, which is primarily responsible for the day-to-day management of each Fund's portfolio. James Balanced: Golden Rainbow Fund is authorized to pay James a fee equal to an annual rate of 0.74% of its average daily net assets. James Balanced: Golden Rainbow Fund is responsible for the payment of all operating expenses of the Fund.

James is authorized to receive a fee equal to (a) an annual rate of 1.25% of the average daily net assets of the James Small Cap Fund, James Equity Fund and James Mid Cap Fund, and 1.70% of James Market Neutral Fund; minus (b) the fees and expenses of the non-interested person trustees incurred by the applicable Fund. James is responsible for the payment of all operating expenses of the James Small Cap Fund, James Market Neutral Fund, James Equity Fund, and James Mid Cap Fund, except for brokerage fees and commissions, taxes, interest (including dividend expense on securities sold short) and 12b-1 expenses.

Administrative Services Agreement

Under the terms of an Administrative Services Agreement with the Trust, JPMorgan supplies executive and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For these services, JPMorgan receives a monthly fee paid by James
Balanced: Golden Rainbow Fund, and paid by James for the James Small Cap Fund, James Market Neutral Fund, James Equity Fund and James Mid Cap Fund, based on each Fund's respective average daily net assets, subject to a minimum monthly fee.

JAMES ADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

Transfer Agent and Shareholder Service Agreement

Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, JPMorgan maintains the records of each shareholder's account, answers shareholder inquiries concerning their accounts, processes purchases and redemptions of each Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, JPMorgan receives a monthly fee paid by James Balanced:
Golden Rainbow Fund, and paid by James for the James Small Cap Fund, James Market Neutral Fund, James Equity Fund and James Mid Cap Fund, subject to a minimum monthly fee. In addition, James Balanced: Golden Rainbow Fund and James pay JPMorgan out-of-pocket expenses including, but not limited to, postage and supplies.

Accounting Services Agreement

Under the terms of the Accounting Services Agreement with the Trust, JPMorgan calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, JPMorgan receives a monthly fee from James Balanced: Golden Rainbow Fund and from James with respect to each of the James Small Cap Fund, James Market Neutral Fund, James Equity Fund and James Mid Cap Fund. In addition, JPMorgan is reimbursed by James Balanced: Golden Rainbow Fund and James for certain out-of-pocket expenses incurred by JPMorgan in obtaining valuations of the Funds' portfolio securities.

Plan of Distribution

Each Fund has a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") under which the Fund may incur or reimburse James for expenses related to the distribution and promotion of its shares. The annual limitation for payment of such expenses under the Plans of James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Market Neutral Fund, James Equity Fund and James Mid Cap Fund is 0.25% of the average daily net assets of each respective Fund.

Compliance Services Agreement

Under the terms of the Compliance Services Agreement between the Trust and JPMorgan, JPMorgan provides certain compliance services to the Trust, including developing and assisting in implementing a compliance program for JPMorgan on behalf of the funds and providing administrative support services to the Funds' Compliance Program and Chief Compliance Officer.

Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2008, Charles Schwab & Co., Inc. owned, for the benefit of its customers, 43.91% of the James Balanced: Golden Rainbow Fund. James, Dr. Frank James, and other affiliates of James owned 62.84% of the James Mid Cap Fund.

4. Commitments and Contingencies

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of James Advantage Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and securities sold short, of James Advantage Funds (the "Funds") comprising James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Market Neutral Fund, James Equity Fund, and James Mid Cap Fund as of June 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting James Advantage Funds as of June 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Cincinnati, Ohio
August 22, 2008

JAMES ADVANTAGE FUNDS
OTHER ITEMS (Unaudited)
--------------------------------------------------------------------------------

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the year ended June 30, 2008 qualify for the corporate dividends received deduction:

            James Balanced: Golden Rainbow Fund              40%
            James Small Cap Fund                            100%
            James Market Neutral Fund                        54%
            James Equity Fund                               100%
            James Mid Cap Fund                              100%

Proxy Voting Guidelines

James is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that James uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent twelve month period ended June 30 are available without charge upon request by calling toll free 1-800-995-2637. These items are also available on the Securities and Exchange Commission's website at http://www.sec.gov. and on the James' website at www.jamesfunds.com.

Quarterly Portfolio Disclosure

James files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-800-995-2637. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2008 through June 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended June 30, 2008" to estimate the expenses you paid on your account during this period, if you held your shares for the entire period.

JAMES ADVANTAGE FUNDS
OTHER ITEMS (Unaudited) (Continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing cost only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

--------------------------------------------------------------------------------------------------------
                                                                                           Expenses Paid
                                            Net Expense                                     During the
                                               Ratio         Beginning         Ending       Six Months
                                             Annualized    Account Value   Account Value       Ended
                                              June 30,      January 1,        June 30,       June 30,
                                                2008           2008             2008           2008*
--------------------------------------------------------------------------------------------------------
James Balanced:  Golden Rainbow Fund
     Actual ..............................      1.19%        $1,000.00       $  992.30         $5.89
     Hypothetical ........................      1.19%        $1,000.00       $1,018.95         $5.97

James Small Cap Fund
     Actual ..............................      1.50%        $1,000.00       $  919.20         $7.16
     Hypothetical ........................      1.50%        $1,000.00       $1,017.40         $7.52

James Market Neutral Fund
     Actual ..............................      1.95%        $1,000.00       $  997.60         $9.69
     Hypothetical ........................      1.95%        $1,000.00       $1,015.17         $9.77

James Equity Fund
     Actual ..............................      1.50%        $1,000.00       $  916.70         $7.15
     Hypothetical ........................      1.50%        $1,000.00       $1,017.40         $7.52

James Mid Cap Fund
     Actual ..............................      1.50%        $1,000.00       $  998.10         $7.45
     Hypothetical ........................      1.50%        $1,000.00       $1,017.40         $7.52

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JAMES ADVANTAGE FUNDS
OTHER ITEMS (Unaudited) (Continued)
--------------------------------------------------------------------------------

Advisory Agreement Approval

The Board of Trustees of the James Advantage Funds considered the renewal of the Management Agreements for the James Balanced: Golden Rainbow Fund, the James Small Cap Fund, the James Equity Fund, the James Mid Cap Fund and the James Market Neutral Fund at a meeting held on May 21, 2008. The Trustees referred to materials that had been provided to them previously for purposes of their consideration of the Management Agreements. Representatives of the Adviser reviewed the services provided by the Adviser to the Funds, as well as a comparison of the advisory services provided to the Funds and to other clients of the Adviser.

The Trustees reviewed a table comparing the average total returns of each Fund (one year, three years, five years) with a peer group of funds with the same or very similar investment objectives and strategies. The Trustees also reviewed the Funds' performance with their respective benchmarks. With regard to the Balanced Golden Rainbow Fund, they noted that the Fund had outperformed its benchmark and its peer group for the one-year, three-year and five-year periods. For the Small Cap Fund, the Trustees noted that the Fund had outperformed its benchmark and its peer group for the five-year period, but that it had underperformed both the benchmark and the peer group for the one- and three-year periods. Representatives from the Adviser explained the Small Cap Fund's underperformance and stated that the Adviser had made adjustments, based on its analysis, to temporarily focus more on the larger stocks within the small cap universe because the smaller stocks were underperforming. The Trustees then noted that the Equity Fund had outperformed its benchmark and peer group for the three-year and five-year periods, but that it had underperformed for the one-year period. Representatives of the Adviser explained that the Equity Fund's underperformance was due to the same factors that had affected the Small Cap Fund's performance. The Trustees then noted that the Market Neutral Fund had outperformed its benchmark for the one- and five-year periods, and underperformed for the three-year period; and that it had underperformed its peer group for the three- and five-year periods, but significantly outperformed the peer group for the one-year period. Representatives of the Adviser acknowledged good relative performance, but noted that strategy had not performed as well as they had expected in the current market environment. The Trustees then discussed the performance of the Mid Cap Fund, noting that it had outperformed its benchmark for the one-year period and underperformed its benchmark for the period since inception (June 30, 2006) and its peer group for the one-year period and since inception. The Trustees noted that the Mid Cap Fund's performance represented less than two years performance, and noted that its performance over the last year had improved relative to the benchmark and peer group. At the conclusion of the review and analysis of the Funds' performance, the Trustees indicated that they believed it was more appropriate that performance be reviewed on a long-term basis.

The Trustees next reviewed a description of the services provided to the Funds by the Adviser in addition to portfolio management, such as providing a Chief Compliance Officer to the Funds at no additional cost to the Funds, monitoring the expenses of each Fund, and providing client service to the Funds' shareholders.

The Trustees also reviewed the management fee for each Fund and compared each Fund's expense ratio with the median expense ratio and the range of expense ratios for the Fund's peer group. Representatives of the Adviser reminded the Trustees that the Market Neutral, Small Cap, Mid Cap and Equity Funds have a universal fee structure whereby the Adviser pays all of the expenses of the Funds in exchange for collecting a higher management fee, and noted that most of the funds in the peer group comparisons do not share this structure. In this regard, the Trustees noted that they thought the appropriate comparison for these four Funds was the total expense ratio, due to the fact that those Funds had universal fees. The Trustees also discussed the fact that many of the funds in the peer groups were one class of a fund that had many classes, and thus benefited from economies of scale provided by the other classes. After some discussion, it was the consensus of the Trustees that the Funds' management fees and expense ratios appeared reasonable in comparison with the peer group data.

JAMES ADVANTAGE FUNDS
OTHER ITEMS (Unaudited) (Continued)
--------------------------------------------------------------------------------

The Trustees referred to an analysis of the Adviser's profitability with respect to the Funds, noting that the materials included in the analysis allocated the Adviser's expenses based on two different allocations of the Adviser's common expenses: total assets under management by the Adviser and total revenues to the Adviser. The Adviser's President reminded the Trustees that, when the Small Cap, Market Neutral, Equity and Mid Cap Funds adopted the universal fee structure, the Board and Fund counsel had indicated that the fee structure would likely result in losses to the Adviser in the early years of the Funds (but would also keep expense ratios lower for the shareholders) and that the Adviser was expected to recoup these losses in later years if performance was good and the Funds grew to profitable levels. Additionally, representatives from the Adviser reminded the Trustees that they had previously established breakpoints in fees that should pass on the benefits of any economies of scale to shareholders. After discussion, it was the consensus of the Trustees that the profitability levels of those Funds that were profitable to the Adviser were in the acceptable range.

The Trustees indicated that they had reviewed the Adviser's financial condition. The Trustees then discussed other benefits that might be realized by the Adviser as a result of its relationship with the Funds. It was noted that the Adviser does not have any soft dollar arrangements with broker dealers.

The Trustees indicated that it was their consensus that the information presented, including the Adviser's Form ADV and balance sheet, and the discussion of the information were adequate for making a determination regarding the Management Agreement renewals. They stated that they had considered the comparative performance of the Funds and that they were satisfied with the Adviser's explanation of each Fund's performance. They then concluded that, based on their review of the management fees and the expense ratios, as well as information relating to the profitability of the Adviser, that the management fees for the Funds being considered were reasonable and that the arrangements were not generating excessive profits to the Adviser. They also agreed that the breakpoints should make each Fund's management fee reflective of the economies of scale that would come with future growth. As to the nature, extent and quality of services provided by the Adviser, the Trustees expressed their common opinion that the Adviser's personnel are highly qualified, that the Adviser provides excellent services to the Funds, and that the extent of the services is consistent with the Board's expectations.

It was the consensus of the Board that the continuation of each Fund's Management Agreement was in the best interest of the applicable Fund and its shareholders. Therefore, the Board, including each of the Independent Trustees voted to approve each of the Management Agreements for continuance through May 31, 2009.

JAMES ADVANTAGE FUNDS
MANAGEMENT OF THE TRUST (Unaudited)
--------------------------------------------------------------------------------

Listed in the charts below is basic information regarding the Trustees and principal officers of James Advantage Funds (the "Trust").

                                                                                               Portfolios       Other
                                             Term of                                           in               Trusteeships
                                             Office(1)                                         Fund             Held by
                                             and                                               Complex          Trustee
Name                        Position(s)      Length of       Principal                         Overseen         Outside the
Address                     Held With        Time            Occupation(s)                     by               Fund
Age                         Trust            Served          During Last 5 years               Trustee          Complex
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
Barry R. James, CFA (2)     President        Since           President, James Investment            5           Director of James
1349 Fairground Road        and Trustee      Inception       Research, Inc. (1985 to Present)                   Capital Alliance,
Beavercreek, Ohio 45385                                                                                         a registered
Age: 51                                                                                                         investment
                                                                                                                adviser.
DISINTERESTED TRUSTEES:
Anthony P. D'Angelo,        Trustee          Since           Professor Emeritus, Graduate           5                  N/A
D.B.A.                                       Inception       School of Logistics and
c/o The James Advantage                                      Acquisitions Management, Air
Funds                                                        Force Institute of Technology,
1349 Fairground Road                                         Wright-Patterson AFB, Ohio
Beavercreek, Ohio 45385                                      (1985 to Present)
Age: 78

Leslie L. Brandon           Trustee          Since           Retired Partner, Ernst & Young         5                  N/A
c/o The James Advantage                      May 2003        LLP, Columbus, Ohio (1966 to
Funds                                                        2000)
1349 Fairground Road
Beavercreek, Ohio 45385
Age: 65

Richard C. Russell          Trustee          Since           Richard C. Russell, Consultant,        5                  N/A
c/o The James Advantage                      May 2003        general business consulting
Funds                                                        (2002 to Present); President,
1349 Fairground Road                                         The Danis Companies, real
Beavercreek, Ohio 45385                                      estate development and
Age: 61                                                      construction (1983 to 2002)

(1) Each Trustee is elected to serve in accordance with the Articles of Incorporation and Bylaws of the Trust until his or her successor is duly elected and qualified.

(2) Mr. James is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his relationship with James Investment Research, Inc. James Investment Research, Inc. serves as the investment adviser to the Funds.

PRINCIPAL OFFICERS:

                                                                                                Portfolios in    Other Trusteeships
Name                          Position(s)       Term of Office1  Principal                      Fund Complex     Held by Trustee
Address                       Held With         and Length       Occupation(s)                  Overseen by      Outside the Fund
Age                           Trust             of Time Served   During Last 5 years            Trustee          Complex
-----------------------------------------------------------------------------------------------------------------------------------
Thomas L. Mangan (1)          Vice              Since            Senior Vice President, James   N/A              N/A
1349 Fairground Road          President,        Inception        Investment Research, Inc.
Beavercreek, Ohio 45385       Chief                              (1994 to Present)
Age: 58                       Compliance
                              Officer,
                              Treasurer/CFO
                              and Secretary

(1) Mr. Mangan is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his relationship with James Investment Research, Inc. James Investment Research, Inc., serves as the investment adviser to the Funds.

      The Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 1-800-995-2637.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                               INVESTMENT ADVISER
                         James Investment Research, Inc.
                                   P.O. Box 8
                                Alpha, Ohio 45301
                               info@jamesfunds.com

                                        o

                                    CUSTODIAN
                                    U.S. Bank
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                        o

                                 TRANSFER AGENT
                            JPMorgan Chase Bank, N.A.
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

                                        o

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                              Deloitte & Touche LLP
                              250 East Fifth Street
                                   Suite 1900
                             Cincinnati, Ohio 45202

                                        o

                                   DISTRIBUTOR
                           IFS Fund Distributors, Inc.
                                  303 Broadway
                             Cincinnati, Ohio 45202

                                        o

                                  LEGAL COUNSEL
                                Thompson Hine LLP
                                312 Walnut Street
                                   14th Floor
                             Cincinnati, Ohio 45202

                               www.jamesfunds.com


                     For information about the Funds, or to
                   make inquiries about the Funds, please call
                         1-800-99JAMES (1-800-995-2637).

                                                               FORM IFS-163-0201

Item 2.   Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

      (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

      (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

      (3) Compliance with applicable governmental laws, rules, and regulations;

      (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

      (5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there was one amendment to the provisions of the code of ethics allowing for a de minimis below which personal transactions do not require pre-clearance.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Not applicable.

(f) Code of Ethics was filed with registrant's June 30, 2005 N-CSR and is hereby incorporated by reference with all amendments.

Item 3.   Audit Committee Financial Expert.

(a) The registrant's board of trustees has determined that Les L. Brandon is an audit committee financial expert. Mr. Brandon is independent for purposes of this Item 3.

(b) For purposes of this Item, an "audit committee financial expert" means a person who has the following attributes:

      (1) An understanding of generally accepted accounting principles and financial statements;

      (2) The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

      (3) Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

      (4) An understanding of internal control over financial reporting; and

      (5) An understanding of audit committee functions.

(c) A person shall have acquired such attributes through:

      (1) Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

      (2) Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

      (3) Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

      (4) Other relevant experience.

(d) (1) A person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933 (15 U.S.C. 77k), as a result of being designated or identified as an audit committee financial expert pursuant to this Item.

      (2) The designation or identification of a person as an audit committee financial expert pursuant to this Item does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

      (3) The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4.   Principal Accountant Fees and Services.

(a)   Audit Fees

------------------------------------------------------------------------
           June 30, 2008                       June 30, 2007
------------------------------------------------------------------------
              $65,750                             $59,700
------------------------------------------------------------------------

Such fees represent the aggregate fees billed for the fiscal years ended June 30, 2008 and June 30, 2007 for professional services rendered by Deloitte & Touche LLP for the audit of the registrant's annual financial statements.

(b)   Audit-Related Fees

--------------------------------------------------------------------------------
                                       Registrant                    Adviser
--------------------------------------------------------------------------------
     June 30, 2008                         $0                           $0
--------------------------------------------------------------------------------
     June 30, 2007                         $0                           $0
--------------------------------------------------------------------------------

Neither the registrant nor the adviser was billed any fees by Deloitte & Touche LLP for the fiscal years ended June 30, 2008 and June 30, 2007 for assurance and related services that were reasonably related to the performance of the audit of the registrant's financial statement and not otherwise included under "Audit Fees" above.

(c)   Tax Fees

--------------------------------------------------------------------------------
                                       Registrant                    Adviser
--------------------------------------------------------------------------------
     June 30, 2008                       $9,850                         $
--------------------------------------------------------------------------------
     June 30, 2007                       $9,300                         $0
--------------------------------------------------------------------------------

"Tax fees" shown in the table above were for services provided by Deloitte & Touche LLP in relation to the preparation of excise filings and income tax returns for the registrant.

(d)   All Other Fees

--------------------------------------------------------------------------------
                                       Registrant                    Adviser
--------------------------------------------------------------------------------
     June 30, 2008                         $0                           $0
--------------------------------------------------------------------------------
     June 30, 2007                         $0                           $0
--------------------------------------------------------------------------------

The registrant was not billed any fees by Deloitte & Touche LLP for products and services provided by Deloitte & Touche LLP, other than the services reported above in items (a) - (c), for the fiscal years ended June 30, 2008 and June 30, 2007.

(e)   Pre-Approval Policies and Procedures

      (1) Pursuant to the registrant's Audit Committee Charter ("Charter"), the Audit Committee is directly responsible for the appointment, termination, compensation, and oversight of the work of any registered public accounting firm employed by the registrant. In addition, the Charter provides that the Audit Committee is responsible for reviewing and approving in advance any and all proposals under which the independent auditor would provide "permissible non-audit services" (as defined in the Charter) to the registrant or to the investment adviser to the registrant (not including any sub-adviser whose role is primarily portfolio management and that is sub-contracted or overseen by the investment adviser to the registrant) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor's independence.

      (2)

--------------------------------------------------------------------------------
                                Registrant                      Adviser
--------------------------------------------------------------------------------
Audit Related                       n/a                           n/a
--------------------------------------------------------------------------------
Tax Fees                           100%                           n/a
--------------------------------------------------------------------------------
Other Fees                          n/a                           n/a
--------------------------------------------------------------------------------

(f)   Not applicable.

(g)   Aggregate non-audit fees billed by registrant's accountant:

--------------------------------------------------------------------------------
                                       Registrant                    Adviser
--------------------------------------------------------------------------------
     June 30, 2008                       $9,850                         $
--------------------------------------------------------------------------------
     June 30, 2007                       $9,300                         $0
--------------------------------------------------------------------------------

(h) The registrant's audit committee of the board of trustees has considered that the provision of non-audit services that were rendered to an entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant for the fiscal years ended June 30, 2008 and June 30, 2007, as identified above, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, are compatible with maintaining Deloitte & Touche LLP's independence.

Item 5.   Audit Committee of Listed Companies.

Not applicable.

Item 6.   Schedule of Investments.

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment Companies.

Not Applicable.

Item 8.   Portfolio Managers of Closed-End Funds.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics identified in Item 2 of Form N-CSR was filed with registrant's June 30, 2005 N-CSR and is hereby incorporated by reference.

(a)(2)   Certifications required by Item 11(b) of Form N-CSR are filed herewith.

(b) Certification required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The James Advantage Funds
            ----------------------------------------------

By (Signature and Title)


/s/ Barry R. James
-------------------------------
Barry R. James
President

Date: August 27, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)


/s/ Barry R. James
-------------------------------
Barry R. James
President

Date: August 27, 2008

By (Signature and Title)


/s/ Thomas L. Mangan
-------------------------------
Thomas L. Mangan
Treasurer, Chief Financial Officer

Date: August 27, 2008